UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-02679

DAVIS SERIES, INC.
(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Address of principal executive offices)

Ryan M. Charles
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Name and address of agent for service)

Registrant's telephone number, including area code: 520-806-7600
Date of fiscal year end: December 31, 2014
Date of reporting period: December 31, 2014

____________________

ITEM 1. REPORT TO STOCKHOLDERS

DAVIS SERIES, INC.	Table of Contents

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis Series, Inc. prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.
Shares of the Davis Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.
Portfolio Proxy Voting Policies and Procedures
The Funds have adopted Portfolio Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. A description of the Funds' Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds' website at www.davisfunds.com, and (iii) on the SEC's website at www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds' Form N-PX filing is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds' website at www.davisfunds.com, and (iii) on the SEC's website at www.sec.gov.
Form N-Q and Form N-MFP
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. In addition, Davis Government Money Market Fund files its complete schedule of portfolio holdings with the SEC for each month end on Form N-MFP. The Funds' Form N-Q and Davis Government Money Market Fund's Form N-MFP are available without charge, upon request, by calling 1-800-279-0279, on the Funds' website at www.davisfunds.com, and on the SEC's website at www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DAVIS SERIES, INC.	Shareholder Letter

Dear Fellow Shareholder,

As stewards of our customers' savings, the management team and Directors of Davis Funds recognize the importance of candid, thorough, and regular communication with our shareholders. In our Annual and Semi-Annual Reports we include all of the required quantitative information such as audited financial statements, detailed footnotes, performance reports, fund holdings, and performance attribution. Also included is a list of positions opened and closed.

In addition, we produce a Manager Commentary for certain funds, which is published semi-annually. In this commentary, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook. You may obtain a copy of the current Manager Commentary either on our website, www.davisfunds.com, or by calling 1-800-279-0279.

We thank you for your continued trust. We will do our best to earn it in the years ahead.

Sincerely,

Christopher C. Davis
President

February 2, 2015

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS OPPORTUNITY FUND

Performance Overview

Davis Opportunity Fund's Class A shares delivered a total return on net asset value of 7.31% for the year ended December 31, 2014 ("Period"). Over the same Period, the Russell 3000® Index ("Index") returned 12.56%. The sectors1 within the Index that turned in the strongest performance over the Period were Utilities, Health Care, and Information Technology. The sectors within the Index that turned in the weakest performance over the Period were Energy, Telecommunication Services, and Materials. Only the Energy sector returned negative performance for the Index over the Period.

The Fund's Absolute Performance

Consumer Discretionary companies were the most important contributor2 to the Fund's absolute performance over the Period. Vipshop Holdings3, zulily, Liberty Global, and Lowe's were among the most important contributors to performance. Las Vegas Sands was among the most important detractors from performance. The Fund no longer owns zulily.

Health Care companies were the second most important contributor to the Fund's absolute performance. UnitedHealth Group, Laboratory Corp. of America Holdings, and IDEXX Laboratories were among the most important contributors to performance.

Financial companies were another important contributor to the Fund's absolute performance. Berkshire Hathaway and Wells Fargo were among the most important contributors to performance. BM&FBOVESPA was among the most important detractors from the performance.

Information Technology companies were the most important detractor from the Fund's absolute performance. SouFun Holdings, Angie's List, Youku Tudou, Qihoo 360 Technology, SINA, and YY were among the most important detractors from performance. The Fund no longer owns SINA.

Energy companies were the second most important detractor from the Fund's absolute performance. Ultra Petroleum and Encana were among the most important detractors from performance.

The Fund made favorable investments in IPOs, which had an impact on the Fund's absolute performance over the Period. The rapid appreciation of the IPOs was an unusual occurrence and such performance may not continue in the future.

The Fund had approximately 18% of its net assets invested in foreign companies at December 31, 2014. As a whole, those companies under-performed the domestic companies held by the Fund.

The Fund's Relative Performance

Information Technology companies were the most important detractor from the Fund's performance relative to the Index over the Period. The Fund's Information Technology companies significantly under-performed the corresponding sector within the Index. The Fund's relative performance did slightly benefit from a higher average weighting.

Industrial companies were another important detractor from the Fund's relative performance. The Fund's Industrial companies under-performed the corresponding sector within the Index and the Fund suffered from a higher average weighting.

Consumer Discretionary companies were the most important contributor to the Fund's relative performance. The Fund's Consumer Discretionary companies out-performed the corresponding sector within the Index and had a higher average weighting.

Material companies were another important contributor to the Fund's relative performance. The Fund's Material companies out-performed the corresponding sector within the Index and had a lower average weighting.

Davis Opportunity Fund's investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis Opportunity Fund's principal risks are: stock market risk, manager risk, common stock risk, large-capitalization companies risk, mid- and small-capitalization companies risk, headline risk, foreign country risk, emerging market risk, foreign currency risk, depositary receipts risk, and fees and expenses risk. See the prospectus for a full description of each risk.

1    The companies included in the Russell 3000® Index are divided into ten sectors. One or more industry groups make up a sector.
2    A company's or sector's contribution to or detraction from the Fund's performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.
3    This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund's holdings of each company discussed.

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS OPPORTUNITY FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Opportunity Fund Class A versus the Russell 3000® Index over 10 years for an investment made on December 31, 2004

Average Annual Total Return for periods ended December 31, 2014

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	7.31%	13.42%	6.56%	10.74%	12/01/94	0.97%	0.97%
Class A - with sales charge	2.21%	12.32%	6.04%	10.47%	12/01/94	0.97%	0.97%
Class B†, **	2.55%	12.07%	5.91%	11.42%	05/01/84	1.92%	1.92%
Class C**	5.53%	12.53%	5.73%	6.43%	08/15/97	1.75%	1.75%
Class Y	7.58%	13.72%	6.86%	7.26%	09/18/97	0.72%	0.72%
Russell 3000® Index***	12.56%	15.63%	7.94%	10.06%

The Russell 3000® Index measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Investments cannot be made directly in the Index.
The performance data for Davis Opportunity Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.
Davis Opportunity Fund's performance benefited from IPO purchases in 2013 and 2014. After purchase, the IPOs rapidly increased in value. The Adviser purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences.

*Reflects 4.75% front-end sales charge.
†Because Class B shares automatically convert to Class A shares after 7 years, the "10-Year" and "Since Inception" returns for Class B reflect Class A performance for the period after conversion.
**Includes any applicable contingent deferred sales charge. As of May 1, 2013, Class B shares are no longer offered for new purchases.
***Inception return is from 12/01/94.

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS GOVERNMENT BOND FUND

Performance Overview

Davis Government Bond Fund's Class A shares delivered a return of 1.14% on net asset value for the year ended December 31, 2014 ("Period"). Over the same Period, the Citigroup U.S. Treasury/Agency 1-3 Year Index ("Index") returned 0.61%. The Fund's investment strategy, under normal circumstances, is to invest exclusively in U.S. Government securities and repurchase agreements, collateralized by U.S. Government securities, with a weighted average maturity of three years or less.

Factors Impacting the Fund's Performance

The Fund was invested almost entirely in mortgage backed securities. The Fund's performance was enhanced1 by owning mortgage-backed securities, which performed better than the Index. Mortgage-backed securities out-performed both treasuries and agencies over the Period.

Davis Government Bond Fund's investment objective is current income. There can be no assurance that the Fund will achieve its objective. Davis Government Bond Fund's principal risks are: U.S. Government securities risk, repurchase agreement risk, variable current income risk, interest rate risk, inflation risk, extension and prepayment risk, credit risk, changes in debt rating risk, and fees and expenses risk. See the prospectus for a full description of each risk.

1    A contribution to or detraction from the Fund's performance is a product both of appreciation or depreciation and weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS GOVERNMENT BOND FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Government Bond Fund Class A versus the Citigroup U.S.
Treasury/Agency 1-3 Year Index over 10 years for an investment made on December 31, 2004

Average Annual Total Return for periods ended December 31, 2014

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	1.14%	0.84%	2.20%	3.58%	12/01/94	0.90%	0.90%
Class A - with sales charge	(3.67)%	(0.14)%	1.70%	3.33%	12/01/94	0.90%	0.90%
Class B†, **	(3.67)%	(0.49)%	1.61%	4.83%	05/01/84	1.80%	1.80%
Class C**	(0.69)%	0.01%	1.37%	2.21%	08/19/97	1.69%	1.69%
Class Y	1.73%	1.14%	2.39%	2.98%	09/01/98	0.50%	0.50%
Citigroup U.S. Treasury/Agency 1-3 Year Index***	0.61%	1.06%	2.60%	4.17%

The Citigroup U.S. Treasury/Agency 1-3 Year Index is a recognized unmanaged index of short-term U.S. Government securities' performance. Investments cannot be made directly in the Index.
The performance data for Davis Government Bond Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.
*Reflects 4.75% front-end sales charge.
†Because Class B shares automatically convert to Class A shares after 7 years, the "10-Year" and "Since Inception" returns for Class B reflect Class A performance for the period after conversion.
**Includes any applicable contingent deferred sales charge. As of May 1, 2013, Class B shares are no longer offered for new purchases.
***Inception return is from 12/01/94.

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS FINANCIAL FUND

Performance Overview

Davis Financial Fund's Class A shares delivered a total return on net asset value of 13.01% for the year ended December 31, 2014 ("Period"). Over the same Period, the Standard & Poor's 500® Index ("Index") returned 13.69%.

The Fund's Absolute Performance

Diversified Financial companies represented a significant percentage of the Fund and were the most important contributor1 to the Fund's absolute performance over the Period. Brookfield Asset Management2, Bank of New York Mellon, and Visa were among the most important contributors to performance. Julius Baer Group, First Marblehead, and Ameriprise were among the most important detractors from performance. The Fund no longer owns First Marblehead or Ameriprise.

Banking companies were the second most important contributor to the Fund's absolute performance. Wells Fargo was the most important contributor to performance over the Period. JPMorgan Chase was also among the most important contributors to performance while State Bank of India was among the most important detractors from performance. The Fund no longer owns State Bank of India.

Insurance companies were another important contributor to the Fund's absolute performance. Markel, ACE, Marsh & McLennan, and Everest Re Group were among the most important contributors to performance. Loews and Progressive were among the most important detractors from performance. The Fund no longer owns Progressive.

Two of the Fund's most important detractors from performance were non-financial holdings. Bed Bath & Beyond and Google were among the most important detractors from performance. Canadian Natural Resources, another non-financial holding, was among the most important contributors to performance. The Fund no longer owns Bed Bath & Beyond or Canadian Natural Resources.

The Fund had approximately 9% of its net assets invested in foreign companies at December 31, 2014. As a whole, those companies out-performed the domestic companies held by the Fund.

The Fund's Relative Performance

The Fund slightly under-performed the Index over the Period. The Fund held a limited amount of assets in non-financial sector holdings. With the exception of the Fund's Energy sector holdings, the Fund's holdings in these other non-financial sectors detracted from the Fund's overall performance relative to the Index.

The Fund's Banking and Insurance holdings out-performed the corresponding industry groups within the Index. The Fund's Real Estate and Diversified Financial holdings under-performed the corresponding industry groups within the Index.

Davis Financial Fund's investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis Financial Fund's principal risks are: stock market risk, manager risk, common stock risk, large-capitalization companies risk, mid- and small-capitalization companies risk, headline risk, financial services risk, foreign country risk, emerging market risk, foreign currency risk, depositary receipts risk, focused portfolio risk, interest rate sensitivity risk, credit risk, and fees and expenses risk. See the prospectus for a full description of each risk.

Davis Financial Fund concentrates its investments in the financial sector, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund's investment performance, both good and bad, is expected to reflect the economic performance of the financial sector more than a fund that does not concentrate its portfolio.
1    A company's or sector's contribution to or detraction from the Fund's performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.
2    This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund's holdings of each company discussed.
3    The companies included in the Standard & Poor's 500® Index are divided into ten sectors. One or more industry groups make up a sector.

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS FINANCIAL FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Financial Fund Class A versus the Standard & Poor's 500®
Index over 10 years for an investment made on December 31, 2004

Average Annual Total Return for periods ended December 31, 2014

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	13.01%	12.18%	5.53%	12.07%	05/01/91	0.86%	0.86%
Class A - with sales charge	7.64%	11.09%	5.02%	11.84%	05/01/91	0.86%	0.86%
Class B†, **	7.90%	10.66%	4.79%	10.74%	12/27/94	1.92%	1.92%
Class C**	11.04%	11.16%	4.59%	5.95%	08/12/97	1.76%	1.76%
Class Y	13.20%	12.35%	5.68%	7.84%	03/10/97	0.70%	0.70%
S&P 500® Index***	13.69%	15.45%	7.67%	9.63%

The Standard & Poor's 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.  Investments cannot be made directly in the Index.
The performance data for Davis Financial Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.
*Reflects 4.75% front-end sales charge.
†Because Class B shares automatically convert to Class A shares after 7 years, the "10-Year" and "Since Inception" returns for Class B reflect Class A performance for the period after conversion.
**Includes any applicable contingent deferred sales charge. As of May 1, 2013, Class B shares are no longer offered for new purchases.
***Inception return is from 05/01/91.

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS APPRECIATION & INCOME FUND

Performance Overview

Davis Appreciation & Income Fund's Class A shares delivered a total return on net asset value of 5.37% for the year ended December 31, 2014 ("Period"). Over the same Period, the Standard & Poor's 500® Index ("Index") returned 13.69%. The Fund's common and preferred stocks significantly under-performed the Index. The Index turned in strong performance with every sector1 but one returning positive results. The sectors within the Index that turned in the strongest performance over the Period were Utilities, Health Care, and Information Technology. The sectors within the Index that turned in the weakest performance over the Period were Energy, Telecommunication Services, and Materials (although only the Energy sector realized negative performance).

Factors Impacting the Fund's Performance

The Fund's common and preferred stock holdings ("Equity holdings") were the most important contributor2 to the Fund's absolute performance over the Period as compared to the Fund's convertible and corporate bond holdings ("Fixed Income holdings"). At the end of the Period the Fund had roughly 76.5% of its net assets invested in Equity holdings and 16.8% in Fixed Income holdings.

The Fund's Equity holdings under-performed the Index and were a detractor from performance on a relative basis.

Health Care and Information Technology Equity holdings were the two most important contributors by sector to the Fund's absolute performance. The Fund's Health Care and Information Technology companies both out-performed the corresponding sectors within the Index. Universal Health Services3, International Rectifier, Valeant Pharmaceuticals, and Fairchild Semiconductor were among the Fund's most important contributors to performance. The Fund no longer owns International Rectifier.

Energy Equity holdings were the most important detractor from the Fund's performance on an absolute basis as well as when compared to the Index. Transocean was the leading detractor from performance while Nabors Industries was also among the most important detractors from performance.

While the Fund's Fixed Income holdings contributed to the Fund's absolute performance over the Period they were also a leading detractor from the Fund's performance when compared to the Index. Among the most important Fixed Income holdings contributing to performance were Intel and United Rentals. Among the most important Fixed Income holdings detracting from performance were Molycorp and United States Steel. The Fund no longer owns Molycorp. The United Rentals Fixed Income holding was converted into common stock during the second half of the Period.

Other important contributors to the Fund's performance included the following Equity holdings: School Specialty, Bank of America, and Tyson Foods. Other important Equity holdings detracting from performance were: Freeport-McMoRan, Amazon.com, and Quanta Services.

Davis Appreciation & Income Fund's investment objective is total return through a combination of growth and income. There can be no assurance that the Fund will achieve its objective. Davis Appreciation & Income Fund's principal risks are: stock market risk, manager risk, common stock risk, large-capitalization companies risk, mid- and small-capitalization companies risk, headline risk, foreign country risk, depositary receipts risk, convertible securities risk, preferred stock risk, bonds and other debt securities risk, interest rate risk, extension and prepayment risk, credit risk, changes in debt rating risk, variable current income risk, overburdened issuers risk, priority risk, difficult to resell risk, and fees and expenses risk. See the prospectus for a full description of each risk.

1    The companies included in the Standard & Poor's 500® Index are divided into ten sectors. One or more industry groups make up a sector.
2    A company's or sector's contribution to or detraction from the Fund's performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.
3    This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund's holdings of each company discussed.

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Appreciation & Income Fund Class A versus the Standard &
Poor's 500® Index over 10 years for an investment made on December 31, 2004

Average Annual Total Return for periods ended December 31, 2014

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	5.37%	10.33%	5.92%	8.74%	05/01/92	0.87%	0.87%
Class A - with sales charge	0.37%	9.26%	5.40%	8.50%	05/01/92	0.87%	0.87%
Class B†, **	0.32%	9.01%	5.27%	8.34%	02/03/95	1.87%	1.87%
Class C**	3.48%	9.43%	5.05%	5.11%	08/12/97	1.72%	1.72%
Class Y	5.52%	10.53%	6.15%	7.43%	11/13/96	0.72%	0.72%
S&P 500® Index***	13.69%	15.45%	7.67%	9.54%

The Standard & Poor's 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalization, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.
The performance data for Davis Appreciation & Income Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.
*Reflects 4.75% front-end sales charge.
†Because Class B shares automatically convert to Class A shares after 7 years, the "10-Year" and "Since Inception" returns for Class B reflect Class A performance for the period after conversion.
**Includes any applicable contingent deferred sales charge. As of May 1, 2013, Class B shares are no longer offered for new purchases.
***Inception return is from 05/01/92.

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS REAL ESTATE FUND

Performance Overview

Davis Real Estate Fund's Class A shares delivered a total return on net asset value of 27.68% for the year ended December 31, 2014 ("Period"). Over the same Period, the Wilshire U.S. Real Estate Securities Index ("Index") returned 31.53%. Every sub-industry1 within the Index delivered positive returns. Residential REITs, Retail REITs, Diversified REITs, Office REITs, and Hotel & Resort REITs turned in the strongest performance while Real Estate Operating Companies and Industrial REITs turned in the weakest (yet still positive) performance over the Period. Every sub-industry within the Index experienced positive double digit returns over the Period.

The Fund's Absolute Performance

Retail REITs were the most important contributor2 to the Fund's absolute performance over the Period. Simon Property Group3, General Growth Properties, and Acadia Realty Trust were among the most important contributors to performance. Washington Prime Group was among the most important detractors from performance.

Residential REITs were the second most important contributor to the Fund's absolute performance. AvalonBay Communities, Essex Property Trust, and American Campus Communities were among the most important contributors to performance. American Residential Properties, American Homes 4 Rent, and Campus Crest Communities were among the most important detractors from performance.

Office REITs were another important contributor to the Fund's absolute performance. Alexandria Real Estate Equities and Boston Properties were among the most important contributors to performance.

Consumer Discretionary companies were the most important detractor from the Fund's absolute performance. Wynn Resorts was the most important detractor from performance while Las Vegas Sands was also among the most important detractors from performance.

The Fund's Relative Performance

The Fund's high cash position in a rising market led to it being the biggest detractor from the relative performance compared to the Index during the Period. At the end of the Period the Fund held roughly 10% of assets in cash and cash equivalents.

Diversified Real Estate Activities companies were the second most important detractor from the Fund's relative performance. The Fund's holding in this sub-industry produced a negative return and also had a higher average weighting then the Index.

Real Estate Operating Companies were also an important detractor from the Fund's relative performance. The Fund's Real Estate Operating Companies underperformed the corresponding sub-industry within the Index and suffered from a higher average weighting.

Office REITs were a strong contributor to the Fund's relative performance. The Fund's Office REITs out-performed the corresponding sub-industry within the Index.

Davis Real Estate Fund's investment objective is total return through a combination of growth and income. There can be no assurance that the Fund will achieve its objective. Davis Real Estate Fund's principal risks are: stock market risk, manager risk, common stock risk, large- capitalization companies risk, mid- and small-capitalization companies risk, headline risk, real estate risk, focused portfolio risk, variable current income risk, and fees and expenses risk. See the prospectus for a full description of each risk.

Davis Real Estate Fund concentrates its investments in the real estate sector, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund's investment performance, both good and bad, is expected to reflect the economic performance of the real estate sector much more than a fund that does not concentrate its portfolio.

Davis Real Estate Fund is allowed to focus its investments in fewer companies, and it may be subject to greater risks than a more diversified fund that is not allowed to focus its investments in a few companies. Should the portfolio manager determine that it is prudent to focus the Fund's portfolio in a few companies, the Fund's investment performance, both good and bad, is expected to reflect the economic performance of its more focused portfolio.

1    The companies included in the Wilshire U.S. Real Estate Securities Index are divided into ten sub-industries.
2    A company's or sector's contribution to or detraction from the Fund's performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.
3    This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund's holdings of each company discussed.

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS REAL ESTATE FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Real Estate Fund Class A versus the
Standard & Poor's 500® Index and the Wilshire U.S. Real Estate Securities Index
 over 10 years for an investment made on December 31, 2004

Average Annual Total Return for periods ended December 31, 2014

Fund & Benchmark Indices	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	27.68%	14.08%	5.73%	10.19%	01/03/94	0.96%	0.96%
Class A - with sales charge	21.61%	12.98%	5.22%	9.94%	01/03/94	0.96%	0.96%
Class B†, **	22.30%	12.58%	5.04%	9.99%	12/27/94	2.05%	2.05%
Class C**	25.58%	13.12%	4.88%	7.32%	08/13/97	1.84%	1.84%
Class Y	27.96%	14.38%	6.06%	9.59%	11/08/96	0.74%	0.74%
S&P 500® Index***	13.69%	15.45%	7.67%	9.44%
Wilshire U.S. Real Estate Securities Index***	31.53%	17.23%	8.15%	11.08%

The Standard & Poor's 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalization, and represents approximately two-thirds of the total market value of all domestic common stocks.  Investments cannot be made directly in the Index.
The Wilshire U.S. Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities. It reflects no deduction for fees or expenses. Investments cannot be made directly in the Index.
The performance data for Davis Real Estate Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.
*Reflects 4.75% front-end sales charge.
†Because Class B shares automatically convert to Class A shares after 7 years, the "10-Year" and "Since Inception" returns for Class B reflect Class A performance for the period after conversion.
**Includes any applicable contingent deferred sales charge. As of May 1, 2013, Class B shares are no longer offered for new purchases.
***Inception return is from 01/03/94.

DAVIS SERIES, INC.	Fund Overview
DAVIS OPPORTUNITY FUND	December 31, 2014

Portfolio Composition		Industry Weightings
(% of Fund's 12/31/14 Net Assets)		(% of 12/31/14 Stock Holdings)

			Fund	Russell 3000®
Common Stock (U.S.)	77.11%	Information Technology	23.90%	19.01%
Common Stock (Foreign)	18.28%	Health Care	13.09%	14.06%
Stock Warrants	0.81%	Retailing	12.84%	4.48%
Short-Term Investments	2.53%	Media	9.56%	3.51%
Investment of Cash Collateral		Capital Goods	6.33%	7.80%
for Securities Loaned	0.26%	Diversified Financials	6.20%	4.92%
Other Assets & Liabilities	1.01%	Transportation	4.88%	2.56%
	100.00%	Energy	4.85%	7.52%
		Banks	4.14%	6.08%
		Consumer Services	2.90%	2.12%
		Materials	2.55%	3.62%
		Consumer Durables & Apparel	2.28%	1.59%
		Other	2.00%	14.10%
		Insurance	1.95%	3.06%
		Commercial & Professional Services	1.38%	1.04%
		Food, Beverage & Tobacco	1.15%	4.53%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund's 12/31/14 Net Assets)

Google Inc.*	Software & Services	5.86%
Liberty Global PLC, Series C	Media	5.64%
Amazon.com, Inc.	Retailing	4.45%
UnitedHealth Group Inc.	Heath Care Equipment & Services	2.92%
Laboratory Corp. of America Holdings	Heath Care Equipment & Services	2.79%
Las Vegas Sands Corp.	Consumer Services	2.79%
PACCAR Inc.	Capital Goods	2.62%
Wesco Aircraft Holdings, Inc.	Transportation	2.57%
IDEXX Laboratories, Inc.	Heath Care Equipment & Services	2.39%
Priceline Group Inc.	Retailing	2.09%

*Google Inc. holding includes Class A and Class C.

DAVIS SERIES, INC.	Fund Overview
DAVIS OPPORTUNITY FUND - (CONTINUED)	December 31, 2014

New Positions Added (01/01/14-12/31/14)
(Highlighted positions are those greater than 1.50% of the Fund's 12/31/14 net assets)
Security	Industry	Date of 1st Purchase	% of Fund's 12/31/14 Net Assets
Alibaba Group Holding Ltd., ADR	Software & Services	09/18/14	–
Amazon.com, Inc.	Retailing	02/07/14	4.45%
BM&FBOVESPA S.A.	Diversified Financial Services	06/13/14	0.74%
CAR Inc.	Transportation	09/12/14	0.56%
Coupons.com Inc.	Retailing	03/07/14	1.22%
Encana Corp.	Energy	08/25/14	1.36%
Endurance International Group Holdings, Inc.	Software & Services	11/21/14	0.90%
Express Scripts Holding Co.	Health Care Equipment & Services	05/07/14	1.85%
GrubHub, Inc.	Software & Services	04/04/14	0.91%
Halliburton Co.	Energy	12/19/14	1.48%
JD.com Inc., Class A, ADR	Retailing	05/22/14	1.31%
Jumei International Holding Ltd.,
Class A, ADR	Retailing	05/16/14	0.12%
KBR, Inc.	Capital Goods	07/08/14	0.31%
LendingClub Corp.	Diversified Financial Services	12/11/14	0.96%
Praxair, Inc.	Materials	08/15/14	0.72%
Quest Diagnostics Inc.	Health Care Equipment & Services	01/30/14	0.72%
Rockwell Automation, Inc.	Capital Goods	06/11/14	1.62%
SouFun Holdings Ltd., Class A, ADR	Software & Services	02/11/14	1.35%
Sysco Corp.	Food & Staples Retailing	01/09/14	0.97%
Twenty-First Century Fox, Inc., Class B	Media	04/21/14	2.05%
Ultra Petroleum Corp.	Energy	06/04/14	1.82%
Valeant Pharmaceuticals International, Inc.	Pharmaceuticals, Biotechnology &
	Life Sciences	05/30/14	1.17%
Visa Inc., Class A	Diversified Financial Services	04/21/14	1.69%
YY Inc., Class A, ADR	Software & Services	08/07/14	0.80%

Positions Closed (01/01/14-12/31/14)
(Gains and losses greater than $2,000,000 are highlighted)
		Date of	Realized
Security	Industry	Final Sale	Gain (Loss)
58.com Inc., Class A, ADR	Software & Services	12/29/14	$550,094
Air Products and Chemicals, Inc.	Materials	09/15/14	1,360,752
Alibaba Group Holding Ltd., ADR	Software & Services	12/23/14	1,703,272
Brasil Pharma S.A., Stock Rights	Food & Staples Retailing	05/29/14	5,786
CETIP S.A. - Mercados Organizados,
Stock Rights	Capital Markets	05/29/14	280
C.H. Robinson Worldwide, Inc.	Transportation	03/14/14	(254,960)
Chubb Corp.	Property & Casualty Insurance	01/14/14	1,198,819
DISH Network Corp., Class A	Media	05/20/14	672,013
Expeditors International Of Washington, Inc.	Transportation	06/12/14	(39,015)
FedEx Corp.	Transportation	10/22/14	3,037,088
Johnson & Johnson	Pharmaceuticals, Biotechnology &
	Life Sciences	01/14/14	2,310,864
Loews Corp.	Multi-line Insurance	04/23/14	439,926
Netflix Inc.	Retailing	12/29/14	2,430,451
Schlumberger Ltd.	Energy	08/15/14	3,175,007
SINA Corp.	Software & Services	05/16/14	(256,074)
Springleaf Holdings Inc.	Consumer Finance	03/18/14	438,642
Twitter, Inc.	Software & Services	08/13/14	4,604,339
zulily, inc., Class A	Retailing	03/04/14	8,217,211

DAVIS SERIES, INC.	Fund Overview
DAVIS GOVERNMENT BOND FUND	December 31, 2014

Portfolio Composition		Industry Weightings
(% of Fund's 12/31/14 Net Assets)		(% of 12/31/14 Fixed Income)

Fixed Income	98.71%	Collateralized Mortgage Obligations	57.25%
Short-Term Investments	1.26%	Fannie Mae Mortgage Pools	23.96%
Other Assets & Liabilities	0.03%	Freddie Mac Mortgage Pools	11.66%
	100.00%	Other Agencies	7.13%
			100.00%

Top 10 Fixed Income Holdings
(% of Fund's 12/31/14 Net Assets)

NCUA Guaranteed Notes, 0.7278%, 12/08/20	Other Agencies	6.77%
Freddie Mac, 3.00%, 03/15/37	Collateralized Mortgage Obligations	5.83%
Fannie Mae, 3.00%, 08/25/42	Collateralized Mortgage Obligations	5.36%
Fannie Mae, 3.00%, 02/25/43	Collateralized Mortgage Obligations	5.17%
Fannie Mae, 3.50%, 11/01/24, Pool No. MA2101	Fannie Mae Mortgage Pools	4.78%
Fannie Mae, 2.50%, 11/01/22, Pool No. AQ4765	Fannie Mae Mortgage Pools	4.59%
Fannie Mae, 3.65%, 01/01/18, Pool No. 467153	Fannie Mae Mortgage Pools	4.41%
Fannie Mae, 3.00%, 08/25/42	Collateralized Mortgage Obligations	4.31%
Freddie Mac, 3.00%, 10/01/24, Pool No. J29659	Freddie Mac Mortgage Pools	3.74%
Freddie Mac, 5.50%, 12/01/23, Pool No. G13339	Freddie Mac Mortgage Pools	3.41%

DAVIS SERIES, INC.	Fund Overview
DAVIS GOVERNMENT MONEY MARKET FUND	December 31, 2014

Portfolio Composition		Maturity Diversification
(% of Fund's 12/31/14 Net Assets)		(% of 12/31/14 Portfolio Holdings)

Repurchase Agreements	29.20%	0-30 Days	73.57%
Federal Home Loan Bank	27.77%	31-90 Days	10.95%
Federal Farm Credit Bank	21.20%	91-180 Days	13.29%
Fannie Mae	8.68%	181-397 Days	2.19%
Other Agencies	4.47%		100.00%
Freddie Mac	2.37%
Other Assets & Liabilities	6.31%
	100.00%

The maturity dates of floating rate securities used in the Maturity Diversification table are considered to be the effective maturities, based on the reset dates of the securities' variable rates. See the Fund's Schedule of Investments for a listing of the floating rate securities.

DAVIS SERIES, INC.	Fund Overview
DAVIS FINANCIAL FUND	December 31, 2014

Portfolio Composition		Industry Weightings
(% of Fund's 12/31/14 Net Assets)		(% of 12/31/14 Stock Holdings)

			Fund	S&P 500®
Common Stock (U.S.)	86.96%	Diversified Financials	46.01%	5.31%
Common Stock (Foreign)	9.37%	Insurance	27.55%	2.79%
Short-Term Investments	3.74%	Banks	23.87%	6.11%
Other Assets & Liabilities	(0.07)%	Information Technology	2.57%	19.66%
	100.00%	Health Care	–	14.21%
		Energy	–	8.44%
		Capital Goods	–	7.54%
		Food, Beverage & Tobacco	–	5.20%
		Retailing	–	4.42%
		Media	–	3.56%
		Other	–	22.76%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund's 12/31/14 Net Assets)

Wells Fargo & Co.	Banks	9.60%
American Express Co.	Consumer Finance	9.05%
Bank of New York Mellon Corp.	Capital Markets	6.59%
Markel Corp.	Property & Casualty Insurance	6.25%
Visa Inc., Class A	Diversified Financial Services	5.42%
ACE Ltd.	Property & Casualty Insurance	4.63%
Everest Re Group, Ltd.	Reinsurance	4.59%
JPMorgan Chase & Co.	Banks	4.47%
Marsh & McLennan Cos, Inc.	Insurance Brokers	3.68%
Brookfield Asset Management Inc., Class A	Capital Markets	3.64%

DAVIS SERIES, INC.	Fund Overview
DAVIS FINANCIAL FUND - (CONTINUED)	December 31, 2014

New Positions Added (01/01/14-12/31/14)
(Highlighted positions are those greater than 3.50% of the Fund's 12/31/14 net assets)
Security	Industry	Date of 1st Purchase	% of Fund's 12/31/14 Net Assets
ACE Ltd.	Property & Casualty Insurance	02/14/14	4.63%
Berkshire Hathaway Inc., Class A	Diversified Financial Services	03/05/14	2.28%
Capital One Financial Corp.	Consumer Finance	09/16/14	1.88%
Chubb Corp.	Property & Casualty Insurance	10/17/14	1.99%
Citizens Financial Group Inc.	Banks	09/23/14	3.46%
JPMorgan Chase & Co.	Banks	03/04/14	4.47%
Marsh & McLennan Cos, Inc.	Insurance Brokers	02/14/14	3.68%
McGraw Hill Financial Inc.	Diversified Financial Services	10/20/14	1.99%
Moody's Corp.	Diversified Financial Services	04/15/14	2.25%

Positions Closed (01/01/14-12/31/14)
(Gains and losses greater than $15,000,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain (Loss)
Alleghany Corp.	Reinsurance	10/03/14	$17,172,498
Ameriprise Financial, Inc.	Capital Markets	01/30/14	11,034,412
Bank of America Corp.	Banks	01/09/14	(1,153,815)
Bed Bath & Beyond Inc.	Retailing	03/04/14	2,892,151
Brookfield Property Partners L.P.	Real Estate	02/14/14	(93,343)
Canadian Natural Resources Ltd.	Energy	10/28/14	5,047,095
CVS Health Corp.	Food & Staples Retailing	03/04/14	11,426,340
First Marblehead Corp.	Consumer Finance	02/06/14	(25,424,215)
Oaktree Capital Group LLC, Class A	Capital Markets	02/25/14	21,484,887
Progressive Corp.	Property & Casualty Insurance	09/08/14	13,160,510
State Bank of India Ltd., GDR	Banks	03/06/14	(5,614,409)

DAVIS SERIES, INC.	Fund Overview
DAVIS APPRECIATION & INCOME FUND	December 31, 2014

Portfolio Composition		Industry Weightings
(% of Fund's 12/31/14 Net Assets)		(% of 12/31/14 Long-Term Portfolio)

			Fund	S&P 500®
Common Stock (U.S.)	65.75%	Capital Goods	14.37%	7.54%
Common Stock (Foreign)	5.76%	Materials	10.92%	3.17%
Convertible Bonds	15.06%	Energy	9.24%	8.44%
Convertible Preferred Stock	5.00%	Information Technology	8.47%	19.66%
Corporate Bonds (U.S.)	1.39%	Health Care	8.31%	14.21%
Corporate Bonds (Foreign)	0.32%	Banks	7.82%	6.11%
Short-Term Investments	7.55%	Retailing	7.36%	4.42%
Other Assets & Liabilities	(0.83)%	Real Estate	6.25%	2.43%
	100.00%	Food, Beverage & Tobacco	4.90%	5.20%
		Food & Staples Retailing	4.36%	2.50%
		Utilities	4.25%	3.24%
		Diversified Financials	3.80%	5.31%
		Commercial & Professional Services	3.70%	0.64%
		Media	3.64%	3.56%
		Other	2.61%	13.57%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund's 12/31/14 Net Assets)

Intel Corp., Conv. Jr. Sub. Deb., 3.25%, 08/01/39	Semiconductors & Semiconductor Equipment	5.48%
United States Steel Corp., Conv. Sr. Notes, 2.75%, 04/01/19	Materials	4.55%
Kohl's Corp.	Retailing	4.28%
Whole Foods Market, Inc.	Food & Staples Retailing	4.06%
Universal Health Services, Inc., Class B	Health Care Equipment & Services	3.95%
Forest City Enterprises, Inc., Conv. Sr. Notes, 4.25%, 08/15/18	Real Estate	3.92%
Devon Energy Corp.	Energy	3.82%
Citigroup Inc.	Banks	3.71%
Allegheny Technologies, Inc.	Materials	3.68%
American Express Co.	Consumer Finance	3.55%

DAVIS SERIES, INC.	Fund Overview
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	December 31, 2014

New Positions Added (01/01/14-12/31/14)
(Highlighted positions are those greater than 2.00% of the Fund's 12/31/14 net assets)
Security	Industry	Date of 1st Purchase	% of Fund's 12/31/14 Net Assets
Forest City Enterprises, Inc., Conv. Sr. Notes,
3.625%, 08/15/20	Real Estate	08/28/14	1.11%
Tyson Foods, Inc., 4.75%, Conv. Pfd.	Food, Beverage & Tobacco	08/01/14	2.77%

Positions Closed (01/01/14-12/31/14)
(Gains and losses greater than $2,000,000 are highlighted)
		Date of	Realized
Security	Industry	Final Sale	Gain (Loss)
Forest City Enterprises, Inc., Class A	Real Estate	08/29/14	$573,708
International Rectifier Corp.	Semiconductors & Semiconductor
	Equipment	08/20/14	2,278,370
Molycorp, Inc., Conv. Sr. Notes,
3.25%, 06/15/16	Materials	08/15/14	(1,197,090)
Molycorp, Inc., Conv. Sr. Notes,
6.00%, 09/01/17	Materials	09/24/14	(5,201,561)
United Rentals, Inc., Conv. Sr. Notes,
4.00%, 11/15/15	Capital Goods	09/22/14	1,344,000

DAVIS SERIES, INC.	Fund Overview
DAVIS REAL ESTATE FUND	December 31, 2014

Portfolio Composition		Industry Weightings
(% of Fund's 12/31/14 Net Assets)		(% of 12/31/14 Long-Term Portfolio)

				Wilshire U.S.
				Real Estate
			Fund	Securities Index
Common Stock	88.54%	Retail REITs	26.67%	24.56%
Convertible Bonds	0.67%	Office REITs	18.85%	15.38%
Short-Term Investments	10.31%	Residential REITs	14.88%	18.38%
Other Assets & Liabilities	0.48%	Industrial REITs	7.47%	4.95%
	100.00%	Specialized REITs	7.32%	6.54%
		Diversified REITs	5.80%	7.33%
		Hotels & Resort REITs	4.31%	8.88%
		Health Care REITs	4.24%	13.11%
		Consumer Services	3.27%	–
		Real Estate Operating Companies	3.21%	0.59%
		Diversified Real Estate Activities	2.90%	–
		Telecommunication Services	1.08%	–
		Hotels, Resorts & Cruise Lines	–	0.28%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund's 12/31/14 Net Assets)

Simon Property Group, Inc.	Retail REITs	6.98%
Boston Properties, Inc.	Office REITs	3.15%
AvalonBay Communities, Inc.	Residential REITs	3.15%
Corporate Office Properties Trust	Office REITs	3.10%
General Growth Properties, Inc.	Retail REITs	3.09%
DCT Industrial Trust Inc.	Industrial REITs	2.85%
Vornado Realty Trust	Diversified REITs	2.77%
Ventas, Inc.	Health Care REITs	2.77%
Alexander & Baldwin Inc.	Diversified Real Estate Activities	2.59%
American Campus Communities, Inc.	Residential REITs	2.51%

DAVIS SERIES, INC.	Fund Overview
DAVIS REAL ESTATE FUND - (CONTINUED)	December 31, 2014

New Positions Added (01/01/14-12/31/14)
(Highlighted positions are those greater than 1.50% of the Fund's 12/31/14 net assets)
Security	Industry	Date of 1st Purchase	% of Fund's 12/31/14 Net Assets
21Vianet Group, Inc., Class A, ADR	Software & Services	09/10/14	–
American Homes 4 Rent, Class A	Residential REITs	08/04/14	0.93%
American Residential Properties, Inc.	Residential REITs	09/11/14	0.86%
Brandywine Realty Trust	Office REITs	05/09/14	1.85%
CatchMark Timber Trust Inc., Class A	Specialized REITs	09/12/14	0.85%
Cedar Realty Trust Inc.	Retail REITs	07/02/14	0.60%
CoreSite Realty Corp.	Office REITs	05/09/14	1.57%
Digital Realty Trust Inc., 144A	Office REITs	07/11/14	–
Equity Residential	Residential REITs	01/28/14	–
Extended Stay America, Inc.	Consumer Services	11/07/14	1.02%
First Industrial Realty Trust, Inc.	Industrial REITs	06/10/14	0.50%
Highwoods Properties, Inc.	Office REITs	05/09/14	1.11%
Kite Realty Group Trust	Retail REITs	07/02/14	2.21%
Las Vegas Sands Corp.	Consumer Services	08/08/14	1.38%
Macerich Co.	Retail REITs	09/12/14	1.22%
National Health Investors, Inc.	Health Care REITs	12/17/14	1.02%
Paramount Group, Inc.	Office REITs	11/18/14	0.47%
Prologis Inc.	Industrial REITs	01/29/14	1.01%
Public Storage	Specialized REITs	10/29/14	2.44%
Ramco-Gershenson Properties Trust	Retail REITs	07/02/14	1.15%
Terreno Realty Corp.	Industrial REITs	01/28/14	1.60%
Weyerhaeuser Co.	Specialized REITs	04/04/14	1.64%
Wynn Resorts Ltd.	Consumer Services	09/02/14	0.52%

Positions Closed (01/01/14-12/31/14)
(Gains and losses greater than $300,000 are highlighted)
		Date of	Realized
Security	Industry	Final Sale	Gain (Loss)
21Vianet Group, Inc., Class A, ADR	Software & Services	09/10/14	$49,477
American Tower Corp.	Specialized REITs	10/03/14	2,401,342
British Land Co. PLC	Diversified REITs	04/02/14	188,732
Digital Realty Trust, Inc., 144A	Office REITs	11/03/14	3,603,660
DuPont Fabros Technology Inc.,
7.625%, Series B, Pfd.	Office REITs	03/14/14	(21,696)
EPR Properties	Specialized REITs	08/15/14	266,347
Equity Lifestyle Properties, Inc.	Residential REITs	09/22/14	317,382
Equity Residential	Residential REITs	06/11/14	277,619
Hammerson PLC	Retail REITs	04/02/14	130,354
HCP, Inc.	Specialized REITs	01/09/14	(262,994)
Land Securities Group PLC	Diversified REITs	04/02/14	287,215
Tanger Factory Outlet Centers, Inc.	Retail REITs	11/12/14	368,651

DAVIS SERIES, INC.	Expense Example

As a shareholder of each Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and (2) ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for each class is for the six-month period ended December 31, 2014.

Actual Expenses

The information represented in the row entitled "Actual" provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would have been higher, and your ending account value would have been lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled "Hypothetical" provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the information in the row entitled "Hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

DAVIS SERIES, INC.	Expense Example – (Continued)

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/14)	(12/31/14)	(07/01/14-12/31/14)

Davis Opportunity Fund
Class A (annualized expense ratio 0.97%**)
Actual	$1,000.00	$983.34	$4.85
Hypothetical	$1,000.00	$1,020.32	$4.94
Class B (annualized expense ratio 1.95%**)
Actual	$1,000.00	$978.57	$9.72
Hypothetical	$1,000.00	$1,015.38	$9.91
Class C (annualized expense ratio 1.75%**)
Actual	$1,000.00	$979.70	$8.73
Hypothetical	$1,000.00	$1,016.38	$8.89
Class Y (annualized expense ratio 0.72%**)
Actual	$1,000.00	$984.75	$3.60
Hypothetical	$1,000.00	$1,021.58	$3.67

Davis Government Bond Fund
Class A (annualized expense ratio 0.88%**)
Actual	$1,000.00	$1,001.62	$4.44
Hypothetical	$1,000.00	$1,020.77	$4.48
Class B (annualized expense ratio 1.80%**)
Actual	$1,000.00	$996.88	$9.06
Hypothetical	$1,000.00	$1,016.13	$9.15
Class C (annualized expense ratio 1.69%**)
Actual	$1,000.00	$997.48	$8.51
Hypothetical	$1,000.00	$1,016.69	$8.59
Class Y (annualized expense ratio 0.49%**)
Actual	$1,000.00	$1,003.61	$2.47
Hypothetical	$1,000.00	$1,022.74	$2.50

Davis Government Money Market Fund
Class A, B, C, and Y (annualized expense ratio 0.11%**)
Actual	$1,000.00	$1,000.00	$0.55
Hypothetical	$1,000.00	$1,024.65	$0.56

Davis Financial Fund
Class A (annualized expense ratio 0.86%**)
Actual	$1,000.00	$1,066.93	$4.48
Hypothetical	$1,000.00	$1,020.87	$4.38
Class B (annualized expense ratio 1.91%**)
Actual	$1,000.00	$1,061.13	$9.92
Hypothetical	$1,000.00	$1,015.58	$9.70
Class C (annualized expense ratio 1.75%**)
Actual	$1,000.00	$1,062.11	$9.10
Hypothetical	$1,000.00	$1,016.38	$8.89
Class Y (annualized expense ratio 0.69%**)
Actual	$1,000.00	$1,067.73	$3.60
Hypothetical	$1,000.00	$1,021.73	$3.52

DAVIS SERIES, INC.	Expense Example – (Continued)

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/14)	(12/31/14)	(07/01/14-12/31/14)

Davis Appreciation & Income Fund
Class A (annualized expense ratio 0.87%**)
Actual	$1,000.00	$980.67	$4.34
Hypothetical	$1,000.00	$1,020.82	$4.43
Class B (annualized expense ratio 1.87%**)
Actual	$1,000.00	$975.83	$9.31
Hypothetical	$1,000.00	$1,015.78	$9.50
Class C (annualized expense ratio 1.71%**)
Actual	$1,000.00	$976.45	$8.52
Hypothetical	$1,000.00	$1,016.59	$8.69
Class Y (annualized expense ratio 0.71%**)
Actual	$1,000.00	$981.42	$3.55
Hypothetical	$1,000.00	$1,021.63	$3.62

Davis Real Estate Fund
Class A (annualized expense ratio 0.95%**)
Actual	$1,000.00	$1,105.32	$5.04
Hypothetical	$1,000.00	$1,020.42	$4.84
Class B (annualized expense ratio 2.04%**)
Actual	$1,000.00	$1,098.98	$10.79
Hypothetical	$1,000.00	$1,014.92	$10.36
Class C (annualized expense ratio 1.83%**)
Actual	$1,000.00	$1,100.50	$9.69
Hypothetical	$1,000.00	$1,015.98	$9.30
Class Y (annualized expense ratio 0.72%**)
Actual	$1,000.00	$1,106.38	$3.82
Hypothetical	$1,000.00	$1,021.58	$3.67

Hypothetical assumes 5% annual return before expenses.

*Expenses are equal to each Class's annualized operating expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**The expense ratios reflect the impact, if any, of certain reimbursements and/or waivers from the Adviser.

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND	December 31, 2014

	Shares	Value (Note 1)
COMMON STOCK – (95.39%)
CONSUMER DISCRETIONARY – (26.54%)
Consumer Durables & Apparel – (2.20%)
Compagnie Financiere Richemont S.A., Unit A (Switzerland)	55,900	$4,956,016
Hunter Douglas N.V. (Netherlands)	72,060	2,995,711
NIKE, Inc., Class B	50,520	4,857,498
		12,809,225
Consumer Services – (2.79%)
Las Vegas Sands Corp.	279,185	16,237,400
Media – (9.20%)
Liberty Global PLC, Series C *	680,600	32,879,786
Time Warner Cable Inc.	57,740	8,779,944
Twenty-First Century Fox, Inc., Class B	324,720	11,978,921
		53,638,651
Retailing – (12.35%)
Amazon.com, Inc. *	83,620	25,951,467
Coupons.com Inc. *	399,500	7,091,125
JD.com Inc., Class A, ADR (China)*	331,100	7,661,654
Jumei International Holding Ltd., Class A, ADR (China)*	51,100	695,982
Lowe's Cos, Inc.	125,240	8,616,512
Priceline Group Inc. *	10,685	12,183,144
TJX Cos, Inc.	41,040	2,814,523
Vipshop Holdings Ltd., ADS (China)*	358,700	7,008,998
		72,023,405
	TOTAL CONSUMER DISCRETIONARY	154,708,681
CONSUMER STAPLES – (3.03%)
Food & Staples Retailing – (1.07%)
Brasil Pharma S.A. (Brazil)*	553,100	539,595
Sysco Corp.	143,100	5,679,639
		6,219,234
Food, Beverage & Tobacco – (1.11%)
Diageo PLC (United Kingdom)	76,318	2,186,287
Philip Morris International Inc.	23,485	1,912,853
Unilever N.V., NY Shares (United Kingdom)	59,945	2,340,253
		6,439,393
Household & Personal Products – (0.85%)
Colgate-Palmolive Co.	71,960	4,978,912
	TOTAL CONSUMER STAPLES	17,637,539
ENERGY – (4.66%)
Encana Corp. (Canada)(a)	573,700	7,957,219
Halliburton Co.	219,000	8,613,270
Ultra Petroleum Corp. *	807,360	10,624,858
	TOTAL ENERGY	27,195,347
FINANCIALS – (11.01%)
Banks – (3.17%)
U.S. Bancorp	152,760	6,866,562
Wells Fargo & Co.	212,120	11,628,418
		18,494,980

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND - (CONTINUED)	December 31, 2014

	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Diversified Financials – (5.96%)
Capital Markets – (1.23%)
CETIP S.A. - Mercados Organizados (Brazil)	199,800	$2,432,823
Charles Schwab Corp.	157,770	4,763,077
		7,195,900
Diversified Financial Services – (4.73%)
Berkshire Hathaway Inc., Class B *	51,771	7,773,416
BM&FBOVESPA S.A. (Brazil)	1,161,400	4,320,330
LendingClub Corp. *	222,000	5,616,600
Visa Inc., Class A	37,580	9,853,476
		27,563,822
		34,759,722
Insurance – (1.88%)
Property & Casualty Insurance – (1.88%)
Markel Corp. *	16,035	10,949,339
	TOTAL FINANCIALS	64,204,041
HEALTH CARE – (12.59%)
Health Care Equipment & Services – (11.22%)
Anthem Inc.	20,630	2,592,572
Diagnosticos da America S.A. (Brazil)	149,770	626,759
Express Scripts Holding Co. *	127,520	10,797,119
IDEXX Laboratories, Inc. *	93,830	13,912,174
Laboratory Corp. of America Holdings *	150,900	16,282,110
Quest Diagnostics Inc.	62,180	4,169,791
UnitedHealth Group Inc.	168,610	17,044,785
		65,425,310
Pharmaceuticals, Biotechnology & Life Sciences – (1.37%)
Agilent Technologies, Inc.	28,234	1,155,900
Valeant Pharmaceuticals International, Inc. (Canada)*	47,620	6,814,898
		7,970,798
	TOTAL HEALTH CARE	73,396,108
INDUSTRIALS – (12.11%)
Capital Goods – (6.09%)
KBR, Inc.	105,300	1,784,835
PACCAR Inc.	224,670	15,279,807
Rockwell Automation, Inc.	84,830	9,433,096
Textron Inc.	92,260	3,885,069
TransDigm Group, Inc.	26,030	5,110,990
		35,493,797
Commercial & Professional Services – (1.33%)
Experian PLC (United Kingdom)	460,873	7,768,914
Transportation – (4.69%)
CAR Inc. (China)*(b)	2,500,000	3,264,751
Kuehne & Nagel International AG (Switzerland)	67,166	9,123,519
Wesco Aircraft Holdings, Inc. *	1,070,850	14,970,483
		27,358,753
	TOTAL INDUSTRIALS	70,621,464

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND - (CONTINUED)	December 31, 2014

	Shares/Units/ Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
INFORMATION TECHNOLOGY – (22.99%)
Semiconductors & Semiconductor Equipment – (3.04%)
Altera Corp.	38,800	$1,433,272
Applied Materials, Inc.	116,400	2,900,688
Intel Corp.	70,700	2,565,703
Texas Instruments Inc.	202,950	10,850,722
		17,750,385
Software & Services – (19.05%)
Angie's List Inc. *	1,262,145	7,863,163
ASAC II L.P., Private Placement *(b)	6,900,000	8,974,140
Endurance International Group Holdings, Inc. *	286,200	5,274,666
Google Inc., Class A *	32,313	17,147,217
Google Inc., Class C *	32,313	17,009,563
GrubHub, Inc. *	146,220	5,310,710
International Business Machines Corp.	5,344	857,391
Microsoft Corp.	192,870	8,958,812
Oracle Corp.	118,520	5,329,845
Qihoo 360 Technology Co. Ltd., Class A, ADR (China)*	120,920	6,923,879
salesforce.com, Inc. *	59,590	3,534,283
SAP SE, ADR (Germany)	60,156	4,189,865
SouFun Holdings Ltd., Class A, ADR (China)	1,064,410	7,865,990
Youku Tudou Inc., Class A, ADR (China)*	401,160	7,144,660
YY Inc., Class A, ADR (China)*	74,700	4,656,798
		111,040,982
Technology Hardware & Equipment – (0.90%)
Hewlett-Packard Co.	118,184	4,742,724
Keysight Technologies, Inc. *	14,117	476,731
		5,219,455
	TOTAL INFORMATION TECHNOLOGY	134,010,822
MATERIALS – (2.46%)
Lafarge S.A. (France)	72,800	5,110,566
Praxair, Inc.	32,240	4,177,014
Sherwin-Williams Co.	12,790	3,364,282
Sigma-Aldrich Corp.	12,100	1,660,967
	TOTAL MATERIALS	14,312,829
TOTAL COMMON STOCK – (Identified cost $475,031,602)		556,086,831
STOCK WARRANTS – (0.81%)
FINANCIALS – (0.81%)
Banks – (0.81%)
Wells Fargo & Co., strike price $34.01, expires 10/28/18 *	220,450	4,708,812
TOTAL STOCK WARRANTS – (Identified cost $1,764,508)		4,708,812
SHORT-TERM INVESTMENTS – (2.53%)
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.08%, 01/02/15, dated 12/31/14, repurchase value of $4,134,018 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.50%-3.50%, 12/01/27-10/01/28, total market value $4,216,680)	$4,134,000	4,134,000

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND - (CONTINUED)	December 31, 2014

	Principal	Value (Note 1)
SHORT-TERM INVESTMENTS – (CONTINUED)
Nomura Securities International, Inc. Joint Repurchase Agreement, 0.08%, 01/02/15, dated 12/31/14, repurchase value of $7,582,034 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.50%-6.00%, 06/15/31-12/20/44, total market value $7,733,640)	$7,582,000	$7,582,000
SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 0.18%, 01/02/15, dated 12/31/14, repurchase value of $3,033,030 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 0.00%-4.00%, 02/01/23-11/01/44, total market value $3,093,660)	3,033,000	3,033,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $14,749,000)	14,749,000
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – (0.26%)
MONEY MARKET FUNDS – (0.26%)
State Street Navigator Securities Lending Prime Portfolio	1,503,517	1,503,517
	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – (Identified cost $1,503,517)	1,503,517

	Total Investments – (98.99%) – (Identified cost $493,048,627) – (c)	577,048,160
	Other Assets Less Liabilities – (1.01%)	5,890,772
	Net Assets – (100.00%)	$582,938,932

ADR: American Depositary Receipt

ADS: American Depositary Share

*	Non-Income producing security.

(a)	Security is partially on loan – See Note 6 of the Notes to Financial Statements.

(b)	Restricted Security – See Note 7 of the Notes to Financial Statements.

(c)	Aggregate cost for federal income tax purposes is $497,620,680. At December 31, 2014 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

	Unrealized appreciation	$131,821,137
	Unrealized depreciation	(52,393,657)
	Net unrealized appreciation	$79,427,480

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT BOND FUND	December 31, 2014

	Principal	Value (Note 1)
MORTGAGES – (91.67%)
COLLATERALIZED MORTGAGE OBLIGATIONS – (56.51%)
Fannie Mae, 4.00%, 02/25/19	$519,000	$542,127
Fannie Mae, 4.00%, 07/25/23	290,482	294,017
Fannie Mae, 4.00%, 11/25/23	214,912	217,624
Fannie Mae, 0.6695%, 06/25/32 (a)	134,182	135,144
Fannie Mae, 3.50%, 09/25/36	177,908	179,358
Fannie Mae, 0.3695%, 02/25/37 (a)	14,873	14,798
Fannie Mae, 0.5195%, 07/25/37 (a)	292,297	291,719
Fannie Mae, 0.6695%, 06/25/38 (a)	166,355	167,045
Fannie Mae, 5.50%, 04/25/42	570,853	629,963
Fannie Mae, 3.00%, 08/25/42	3,445,269	3,552,203
Fannie Mae, 3.00%, 08/25/42	4,306,586	4,418,446
Fannie Mae, 3.00%, 10/25/42	2,404,148	2,476,581
Fannie Mae, 3.00%, 02/25/43	4,144,013	4,263,209
Fannie Mae Whole Loan, 5.31%, 08/25/33	36,734	36,962
Fannie Mae Whole Loan, 5.09%, 11/25/43	1,119,048	1,146,749
Fannie Mae Whole Loan, 6.3017%, 08/25/47 (a)	379,150	412,508
Freddie Mac, 3.50%, 01/15/18	8,804	8,817
Freddie Mac, 4.50%, 05/15/18	1,052,830	1,102,533
Freddie Mac, 1.50%, 07/15/18	241,943	244,513
Freddie Mac, 4.50%, 07/15/18	321,090	336,759
Freddie Mac, 3.50%, 02/15/24	604,088	613,721
Freddie Mac, 3.50%, 07/15/24	275,098	278,449
Freddie Mac, 3.50%, 01/15/25	832,128	856,732
Freddie Mac, 5.00%, 01/15/25	2,000,000	2,077,285
Freddie Mac, 4.00%, 01/15/26	1,155,119	1,224,210
Freddie Mac, 3.00%, 10/15/26	2,360,724	2,419,178
Freddie Mac, 4.00%, 01/15/28	703,633	718,942
Freddie Mac, 4.00%, 04/15/29	2,223,635	2,331,446
Freddie Mac, 4.50%, 04/15/32	237,836	239,342
Freddie Mac, 4.50%, 08/15/36	312,458	325,237
Freddie Mac, 3.00%, 03/15/37	4,686,272	4,804,361
Freddie Mac, 4.00%, 03/15/37	1,327,736	1,369,988
Freddie Mac, 3.00%, 06/15/39	442,305	455,803
Freddie Mac, 2.50%, 10/15/39	2,314,074	2,335,768
Freddie Mac, 2.50%, 09/15/40	499,745	504,022
Ginnie Mae, 4.00%, 05/20/33	1,301,934	1,325,979
Ginnie Mae, 3.00%, 09/16/34	1,500,000	1,526,895
Ginnie Mae, 3.536%, 09/16/35	336,118	338,219
Ginnie Mae, 3.50%, 07/20/36	707,456	737,580
Ginnie Mae, 5.3613%, 12/16/36 (a)	27,582	27,815
Ginnie Mae, 3.00%, 12/20/37	569,736	583,938
Ginnie Mae, 3.00%, 06/20/38	741,967	756,584
Ginnie Mae, 4.00%, 09/20/39	268,182	283,173
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS		46,605,742

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT BOND FUND - (CONTINUED)	December 31, 2014

	Principal	Value (Note 1)
MORTGAGES – (CONTINUED)
FANNIE MAE POOLS – (23.65%)
6.00%, 09/01/17, Pool No. 665776	$344,173	$365,652
3.65%, 01/01/18, Pool No. 467153	3,445,643	3,636,456
4.50%, 03/01/18, Pool No. AJ0354	404,786	418,047
3.00%, 10/01/21, Pool No. MA0865	1,965,638	2,060,531
2.50%, 11/01/22, Pool No. AQ4765	3,655,324	3,784,802
3.00%, 12/01/23, Pool No. MA1691	2,069,939	2,172,625
3.50%, 11/01/24, Pool No. MA2101	3,707,887	3,941,075
2.50%, 10/01/27, Pool No. AP9869	2,500,950	2,552,949
6.50%, 07/01/32, Pool No. 635069	93,487	104,216
5.612%, 04/01/36, Pool No. 851605 (b)	215,488	224,428
6.00%, 09/01/37, Pool No. 888796	218,111	247,238
	TOTAL FANNIE MAE POOLS	19,508,019
FREDDIE MAC POOLS – (11.51%)
2.50%, 05/01/23, Pool No. G14738	2,306,978	2,387,479
5.50%, 12/01/23, Pool No. G13339	2,649,895	2,812,724
4.00%, 05/01/24, Pool No. J09596	762,089	813,528
3.00%, 10/01/24, Pool No. J29659	2,931,297	3,080,706
3.50%, 01/01/26, Pool No. G18373	375,516	399,061
	TOTAL FREDDIE MAC POOLS	9,493,498
TOTAL MORTGAGES – (Identified cost $75,331,698)		75,607,259
OTHER AGENCIES – (7.04%)
Housing Urban Development, 6.00%, 08/01/20	210,000	213,584
NCUA Guaranteed Notes, 0.7278%, 12/08/20 (b)	5,488,330	5,587,142
TOTAL OTHER AGENCIES – (Identified cost $5,756,315)		5,800,726
SHORT-TERM INVESTMENTS – (1.26%)
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.08%, 01/02/15, dated 12/31/14, repurchase value of $292,001 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.50%-3.50%, 12/01/27-10/01/28, total market value $297,840)	292,000	292,000
Nomura Securities International, Inc. Joint Repurchase Agreement, 0.08%, 01/02/15, dated 12/31/14, repurchase value of $535,002 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.50%-6.50%, 01/15/30-12/20/44, total market value $545,700)	535,000	535,000
SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 0.18%, 01/02/15, dated 12/31/14, repurchase value of $214,002 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 0.00%-4.00%, 02/01/22-11/01/44, total market value $218,280)	214,000	214,000
TOTAL SHORT-TERM INVESTMENTS – (Identified cost $1,041,000)		1,041,000

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT BOND FUND - (CONTINUED)	December 31, 2014

	Total Investments – (99.97%) – (Identified cost $82,129,013) – (c)	$82,448,985
	Other Assets Less Liabilities – (0.03%)	28,723
	Net Assets – (100.00%)	$82,477,708

(a)
The interest rates on floating rate securities, shown as of December 31, 2014, may change daily or less frequently and are based on indices of market interest rates. For purposes of amortized cost valuation, the maturity dates of these securities are considered to be the effective maturities, based on the reset dates of the securities' variable rates.

(b)	The interest rates on adjustable rate securities, shown as of December 31, 2014, may change daily or less frequently and are based on indices of market interest rates.

(c)	Aggregate cost for federal income tax purposes is $82,129,013. At December 31, 2014 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

	Unrealized appreciation	$580,429
	Unrealized depreciation	(260,457)
	Net unrealized appreciation	$319,972

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT MONEY MARKET FUND	December 31, 2014

	Principal	Value (Note 1)
FANNIE MAE – (8.68%)
0.1755%, 01/20/15 (a)	$4,000,000	$4,000,150
0.33%, 01/27/15 (a)	5,000,000	5,000,968
0.1395%, 02/27/15 (a)	4,000,000	4,000,176
0.50%, 05/27/15	3,322,000	3,326,635
0.1555%, 10/21/15 (a)	4,000,000	4,001,139
TOTAL FANNIE MAE – (Identified cost $20,329,068)		20,329,068
FEDERAL FARM CREDIT BANK – (21.20%)
0.161%, 01/16/15 (a)	1,000,000	1,000,016
0.1595%, 01/28/15 (a)	4,470,000	4,470,171
0.27%, 03/04/15 (a)	1,750,000	1,750,401
4.71%, 03/06/15	500,000	504,063
0.1856%, 03/13/15 (a)	2,500,000	2,500,327
0.1905%, 03/20/15 (a)	5,845,000	5,846,043
0.1846%, 03/26/15 (a)	3,000,000	3,000,270
0.2112%, 04/06/15 (a)	1,450,000	1,450,362
0.15%, 04/13/15 (a)	700,000	700,019
0.1843%, 04/23/15 (a)	1,000,000	1,000,220
0.1855%, 06/22/15 (a)	4,000,000	4,001,169
0.1955%, 07/20/15 (a)	4,450,000	4,451,773
0.1578%, 08/03/15 (a)	4,000,000	4,000,619
0.33%, 08/03/15 (a)	4,000,000	4,004,523
0.1608%, 09/14/15 (a)	500,000	500,110
0.201%, 09/18/15 (a)	4,000,000	4,002,277
0.1905%, 09/22/15 (a)	2,400,000	2,401,253
0.1641%, 11/19/15 (a)	4,100,000	4,101,471
TOTAL FEDERAL FARM CREDIT BANK – (Identified cost $49,685,087)		49,685,087
FEDERAL HOME LOAN BANK – (27.77%)
0.46%, 01/14/15	4,000,000	4,000,396
0.103%, 02/03/15 (a)	1,000,000	1,000,001
0.101%, 02/12/15 (a)	4,000,000	3,999,983
7.375%, 02/13/15	430,000	433,655
0.25%, 02/20/15	545,000	545,087
0.09%, 02/23/15	4,000,000	3,999,872
0.12%, 02/25/15 (a)	5,000,000	5,000,036
0.11%, 03/06/15 (a)	3,500,000	3,500,006
3.50%, 03/13/15	1,000,000	1,006,558
0.121%, 04/16/15 (a)	4,850,000	4,850,115
0.125%, 04/21/15	3,000,000	2,999,846
0.21%, 04/24/15	1,000,000	1,000,201
0.125%, 05/08/15	2,000,000	1,999,740
0.11%, 05/20/15 (a)	4,000,000	3,999,919
0.125%, 06/03/15	4,050,000	4,049,360
0.125%, 06/08/15	2,500,000	2,499,761
0.739%, 06/11/15 (a)	1,600,000	1,604,222

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT MONEY MARKET FUND - (CONTINUED)	December 31, 2014

	Principal	Value (Note 1)
FEDERAL HOME LOAN BANK – (CONTINUED)
2.875%, 06/12/15	$2,240,000	$2,267,203
4.875%, 06/12/15	250,000	255,209
5.50%, 06/12/15	600,000	614,227
0.125%, 06/18/15 (a)	4,000,000	4,000,000
0.743%, 06/18/15 (a)	1,650,000	1,654,396
0.5051%, 06/24/15 (a)	1,300,000	1,302,262
0.125%, 07/17/15	2,500,000	2,499,260
0.127%, 08/10/15 (a)	4,000,000	4,000,261
0.27%, 10/09/15	2,000,000	2,000,942
TOTAL FEDERAL HOME LOAN BANK – (Identified cost $65,082,518)		65,082,518
FREDDIE MAC – (2.37%)
4.50%, 01/15/15	250,000	250,418
5.05%, 01/26/15	300,000	301,011
0.35%, 03/18/15	4,000,000	4,001,819
0.141%, 10/16/15 (a)	1,000,000	1,000,160
TOTAL FREDDIE MAC – (Identified cost $5,553,408)		5,553,408
OTHER AGENCIES – (4.47%)
NCUA Guaranteed Notes, 1.40%, 06/12/15	4,557,000	4,580,987
Private Export Funding Corp., 4.55%, 05/15/15	5,490,000	5,575,990
Private Export Funding Corp., 4.95%, 11/15/15	300,000	311,406
TOTAL OTHER AGENCIES – (Identified cost $10,468,383)		10,468,383
REPURCHASE AGREEMENTS – (29.20%)
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.08%, 01/02/15, dated 12/31/14, repurchase value of $19,188,085 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.50%-3.50%, 12/01/27-10/01/28, total market value $19,571,760)	19,188,000	19,188,000
Nomura Securities International, Inc. Joint Repurchase Agreement, 0.08%, 01/02/15, dated 12/31/14, repurchase value of $35,181,156 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.50%-8.00%, 10/20/24-12/20/44, total market value $35,884,620)	35,181,000	35,181,000
SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 0.18%, 01/02/15, dated 12/31/14, repurchase value of $14,072,141 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 0.00%-7.00%, 03/01/16-12/01/44, total market value $14,353,440)	14,072,000	14,072,000
TOTAL REPURCHASE AGREEMENTS – (Identified cost $68,441,000)		68,441,000

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT MONEY MARKET FUND - (CONTINUED)	December 31, 2014

	Total Investments – (93.69%) – (Identified cost $219,559,464) – (b)	$219,559,464
	Other Assets Less Liabilities – (6.31%)	14,777,055
	Net Assets – (100.00%)	$234,336,519

(a)
The interest rates on floating rate securities, shown as of December 31, 2014, may change daily or less frequently and are based on indices of market interest rates. For purposes of amortized cost valuation, the maturity dates of these securities are considered to be the effective maturities, based on the reset dates of the securities' variable rates.

(b)	Aggregate cost for federal income tax purposes is $219,559,464.

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS FINANCIAL FUND	December 31, 2014

	Shares/Units	Value (Note 1)
COMMON STOCK – (96.33%)
FINANCIALS – (93.85%)
Banks – (22.99%)
Citizens Financial Group Inc.	1,023,240	$25,437,746
ICICI Bank Ltd., ADR (India)	608,485	7,028,002
JPMorgan Chase & Co.	523,980	32,790,668
SKBHC Holdings LLC *(a)	1,916	11,632,320
U.S. Bancorp	476,671	21,426,362
Wells Fargo & Co.	1,286,419	70,521,490
		168,836,588
Diversified Financials – (44.32%)
Capital Markets – (20.25%)
Bank of New York Mellon Corp.	1,193,374	48,415,183
Brookfield Asset Management Inc., Class A (Canada)	532,890	26,713,776
Charles Schwab Corp.	755,198	22,799,428
Goldman Sachs Group, Inc.	126,992	24,614,859
Julius Baer Group Ltd. (Switzerland)	573,232	26,172,621
		148,715,867
Consumer Finance – (10.93%)
American Express Co.	713,782	66,410,277
Capital One Financial Corp.	167,500	13,827,125
		80,237,402
Diversified Financial Services – (13.14%)
Berkshire Hathaway Inc., Class A *	74	16,724,000
Cielo S.A. (Brazil)	567,128	8,874,175
McGraw Hill Financial Inc.	164,200	14,610,516
Moody's Corp.	172,100	16,488,901
Visa Inc., Class A	151,737	39,785,441
		96,483,033
		325,436,302
Insurance – (26.54%)
Insurance Brokers – (3.68%)
Marsh & McLennan Cos, Inc.	471,330	26,978,929
Multi-line Insurance – (5.40%)
American International Group, Inc.	466,800	26,145,468
Loews Corp.	321,945	13,528,129
		39,673,597
Property & Casualty Insurance – (12.87%)
ACE Ltd.	296,440	34,055,027
Chubb Corp.	141,100	14,599,617
Markel Corp. *	67,186	45,877,288
		94,531,932
Reinsurance – (4.59%)
Everest Re Group, Ltd.	197,972	33,714,632
		194,899,090
	TOTAL FINANCIALS	689,171,980
INFORMATION TECHNOLOGY – (2.48%)
Software & Services – (2.48%)
Google Inc., Class A *	17,200	9,127,352

DAVIS SERIES, INC.	Schedule of Investments
DAVIS FINANCIAL FUND - (CONTINUED)	December 31, 2014

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
INFORMATION TECHNOLOGY – (CONTINUED)
Software & Services – (Continued)
Google Inc., Class C *	17,200	$9,054,080
	TOTAL INFORMATION TECHNOLOGY	18,181,432
	TOTAL COMMON STOCK – (Identified cost $393,502,277)	707,353,412
SHORT-TERM INVESTMENTS – (3.74%)
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.08%, 01/02/15, dated 12/31/14, repurchase value of $7,690,034 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.50%-3.50%, 12/01/27-10/01/28, total market value $7,843,800)	$7,690,000	7,690,000
Nomura Securities International, Inc. Joint Repurchase Agreement, 0.08%, 01/02/15, dated 12/31/14, repurchase value of $14,102,063 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.50%-8.00%, 10/20/22-12/20/44, total market value $14,384,040)	14,102,000	14,102,000
SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 0.18%, 01/02/15, dated 12/31/14, repurchase value of $5,641,056 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 0.00%-5.00%, 01/01/20-12/01/44, total market value $5,753,820)	5,641,000	5,641,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $27,433,000)	27,433,000
Total Investments – (100.07%) – (Identified cost $420,935,277) – (b)		734,786,412
Liabilities Less Other Assets – (0.07%)		(497,644)
	Net Assets – (100.00%)	$734,288,768

ADR: American Depositary Receipt

*	Non-Income producing security.

(a)	Restricted Security – See Note 7 of the Notes to Financial Statements.

(b)	Aggregate cost for federal income tax purposes is $420,867,509. At December 31, 2014 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation		$314,010,396
Unrealized depreciation		(91,493)
	Net unrealized appreciation	$313,918,903

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND	December 31, 2014

	Shares	Value (Note 1)
COMMON STOCK – (71.51%)
CONSUMER DISCRETIONARY – (12.39%)
Consumer Services – (2.44%)
School Specialty, Inc. *(a)	69,205	$7,958,575
Media – (3.39%)
Twenty-First Century Fox, Inc., Class A	288,656	11,085,834
Retailing – (6.56%)
Amazon.com, Inc. *	24,001	7,448,710
Kohl's Corp.	229,200	13,990,368
		21,439,078
	TOTAL CONSUMER DISCRETIONARY	40,483,487
CONSUMER STAPLES – (5.86%)
Food & Staples Retailing – (4.06%)
Whole Foods Market, Inc.	263,484	13,284,863
Food, Beverage & Tobacco – (1.80%)
Tyson Foods, Inc., Class A	146,400	5,869,176
	TOTAL CONSUMER STAPLES	19,154,039
ENERGY – (8.62%)
Devon Energy Corp.	204,020	12,488,064
Nabors Industries Ltd.	634,492	8,235,706
Transocean Ltd. (Switzerland)	406,131	7,444,382
	TOTAL ENERGY	28,168,152
FINANCIALS – (10.85%)
Banks – (7.30%)
Banks – (7.12%)
Bank of America Corp.	622,866	11,143,073
Citigroup Inc.	223,852	12,112,631
		23,255,704
Thrifts & Mortgage Finance – (0.18%)
ADFITECH, Inc. *	266,000	595,840
		23,851,544
Diversified Financials – (3.55%)
Consumer Finance – (3.55%)
American Express Co.	124,640	11,596,506
	TOTAL FINANCIALS	35,448,050
HEALTH CARE – (7.43%)
Health Care Equipment & Services – (3.95%)
Universal Health Services, Inc., Class B	116,060	12,912,836
Pharmaceuticals, Biotechnology & Life Sciences – (3.48%)
Valeant Pharmaceuticals International, Inc. (Canada)*	79,446	11,369,517
	TOTAL HEALTH CARE	24,282,353
INDUSTRIALS – (16.58%)
Capital Goods – (13.12%)
General Electric Co.	415,200	10,492,104
Masco Corp.	433,880	10,933,776
Quanta Services, Inc. *	399,490	11,341,521
United Rentals, Inc. *	99,088	10,107,967
		42,875,368

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	December 31, 2014

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
INDUSTRIALS – (CONTINUED)
Commercial & Professional Services – (3.46%)
Waste Connections, Inc.	256,670	$11,290,913
	TOTAL INDUSTRIALS	54,166,281
INFORMATION TECHNOLOGY – (2.42%)
Semiconductors & Semiconductor Equipment – (2.42%)
Fairchild Semiconductor International, Inc. *	468,897	7,914,981
	TOTAL INFORMATION TECHNOLOGY	7,914,981
MATERIALS – (5.63%)
Allegheny Technologies, Inc.	346,168	12,036,261
Freeport-McMoRan Inc.	272,232	6,359,340
	TOTAL MATERIALS	18,395,601
UTILITIES – (1.73%)
AES Corp.	411,466	5,665,887
	TOTAL UTILITIES	5,665,887
TOTAL COMMON STOCK – (Identified cost $206,652,637)		233,678,831
CONVERTIBLE PREFERRED STOCK – (5.00%)
CONSUMER STAPLES – (2.77%)
Food, Beverage & Tobacco – (2.77%)
Tyson Foods, Inc., 4.75%, Conv. Pfd.	179,900	9,056,166
	TOTAL CONSUMER STAPLES	9,056,166
UTILITIES – (2.23%)
AES Trust III, 6.75%, Conv. Pfd.	141,417	7,287,388
	TOTAL UTILITIES	7,287,388
TOTAL CONVERTIBLE PREFERRED STOCK – (Identified cost $15,998,753)		16,343,554
CONVERTIBLE BONDS – (15.06%)
FINANCIALS – (5.03%)
Real Estate – (5.03%)
Forest City Enterprises, Inc., Conv. Sr. Notes, 4.25%, 08/15/18	$11,178,000	12,798,810
Forest City Enterprises, Inc., Conv. Sr. Notes, 3.625%, 08/15/20	3,414,000	3,635,910
	TOTAL FINANCIALS	16,434,720
INFORMATION TECHNOLOGY – (5.48%)
Semiconductors & Semiconductor Equipment – (5.48%)
Intel Corp., Conv. Jr. Sub. Deb., 3.25%, 08/01/39	10,285,000	17,902,379
	TOTAL INFORMATION TECHNOLOGY	17,902,379
MATERIALS – (4.55%)
United States Steel Corp., Conv. Sr. Notes, 2.75%, 04/01/19	11,930,000	14,882,675
	TOTAL MATERIALS	14,882,675
TOTAL CONVERTIBLE BONDS – (Identified cost $40,552,418)		49,219,774
CORPORATE BONDS – (1.71%)
CONSUMER DISCRETIONARY – (0.30%)
Retailing – (0.30%)
Kohl's Corp., Sr. Notes, 6.25%, 12/15/17	882,000	981,707
	TOTAL CONSUMER DISCRETIONARY	981,707

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	December 31, 2014

	Principal	Value (Note 1)
CORPORATE BONDS – (CONTINUED)
FINANCIALS – (0.81%)
Real Estate – (0.81%)
Thornburg Mortgage, Inc., Sr. Notes, 8.00%, 05/15/13 (b)	$13,300,000	$2,626,750
	TOTAL FINANCIALS	2,626,750
HEALTH CARE – (0.32%)
Pharmaceuticals, Biotechnology & Life Sciences – (0.32%)
Valeant Pharmaceuticals International, Inc., 144A Sr. Notes, 6.75%, 08/15/21 (Canada)(c)	1,000,000	1,048,750
	TOTAL HEALTH CARE	1,048,750
INDUSTRIALS – (0.28%)
Capital Goods – (0.28%)
Masco Corp., Sr. Notes, 6.125%, 10/03/16	859,500	915,797
	TOTAL INDUSTRIALS	915,797
	TOTAL CORPORATE BONDS – (Identified cost $12,663,524)	5,573,004
SHORT-TERM INVESTMENTS – (7.55%)
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.08%, 01/02/15, dated 12/31/14, repurchase value of $6,918,031 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.50%-3.50%, 12/01/27-10/01/28, total market value $7,056,360)	6,918,000	6,918,000
Nomura Securities International, Inc. Joint Repurchase Agreement, 0.08%, 01/02/15, dated 12/31/14, repurchase value of $12,687,056 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.50%-8.00%, 11/15/16-12/20/44, total market value $12,940,740)	12,687,000	12,687,000
SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 0.18%, 01/02/15, dated 12/31/14, repurchase value of $5,075,051 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 0.00%-6.00%, 11/01/19-11/01/44, total market value $5,176,500)	5,075,000	5,075,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $24,680,000)	24,680,000
Total Investments – (100.83%) – (Identified cost $300,547,332) – (d)		329,495,163
Liabilities Less Other Assets – (0.83%)		(2,720,256)
	Net Assets – (100.00%)	$326,774,907

*	Non-Income producing security.

(a)
Affiliated Company. Represents ownership of at least 5% of the voting securities of the issuer and is an affiliate, as defined in the Investment Company Act of 1940, at or during the year ended December 31, 2014. The aggregate fair value of the securities of affiliated companies held by the Fund as of December 31, 2014, amounts to $7,958,575. Transactions during the period in which the issuers were affiliates are as follows:

Security	Shares December 31, 2013	Gross Additions	Gross Reductions	Shares December 31, 2014	Dividend Income
School Specialty, Inc.	69,205	–	–	69,205	$–

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	December 31, 2014

(b)	This security is in default and is not accruing income. The interest rate shown is the original, contractual interest rate. See Note 1 of the Notes to Financial Statements.

(c)
This security is subject to Rule 144A. The Board of Directors of the Fund has determined that there is sufficient liquidity in this security to realize current valuations. This security amounted to $1,048,750 or 0.32% of the Fund's net assets as of December 31, 2014.

(d)	Aggregate cost for federal income tax purposes is $300,547,332. At December 31, 2014 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

	Unrealized appreciation	$71,081,866
	Unrealized depreciation	(42,134,035)
	Net unrealized appreciation	$28,947,831

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS REAL ESTATE FUND	December 31, 2014

	Shares	Value (Note 1)
COMMON STOCK – (88.54%)
CONSUMER DISCRETIONARY – (2.92%)
Consumer Services – (2.92%)
Extended Stay America, Inc.	137,800	$2,660,918
Las Vegas Sands Corp.	62,150	3,614,644
Wynn Resorts Ltd.	9,200	1,368,592
TOTAL CONSUMER DISCRETIONARY		7,644,154
FINANCIALS – (84.66%)
Real Estate – (84.66%)
Real Estate Investment Trusts (REITs) – (79.88%)
Diversified REITs – (5.18%)
Cousins Properties, Inc.	204,840	2,339,273
Liberty Property Trust	105,460	3,968,460
Vornado Realty Trust	61,544	7,244,344
		13,552,077
Health Care REITs – (3.79%)
National Health Investors, Inc.	38,160	2,669,674
Ventas, Inc.	100,990	7,240,983
		9,910,657
Hotel & Resort REITs – (3.84%)
Host Hotels & Resorts Inc.	262,280	6,234,396
LaSalle Hotel Properties	94,530	3,825,629
		10,060,025
Industrial REITs – (6.66%)
DCT Industrial Trust Inc.	209,497	7,470,663
EastGroup Properties, Inc.	29,140	1,845,145
First Industrial Realty Trust, Inc.	63,300	1,301,448
Prologis, Inc.	61,400	2,642,042
Terreno Realty Corp.	202,490	4,177,368
		17,436,666
Office REITs – (16.81%)
Alexandria Real Estate Equities, Inc.	70,893	6,291,045
BioMed Realty Trust, Inc.	168,460	3,628,628
Boston Properties, Inc.	64,110	8,250,316
Brandywine Realty Trust	303,310	4,846,894
CoreSite Realty Corp.	105,570	4,122,509
Corporate Office Properties Trust	286,498	8,127,948
DuPont Fabros Technology Inc.	60,630	2,015,341
Highwoods Properties, Inc.	65,680	2,908,310
Paramount Group, Inc. *	66,400	1,234,376
SL Green Realty Corp.	21,800	2,594,636
		44,020,003
Residential REITs – (13.28%)
American Campus Communities, Inc.	158,970	6,574,999
American Homes 4 Rent, Class A	142,840	2,432,565
American Residential Properties, Inc. *	128,470	2,257,218
AvalonBay Communities, Inc.	50,430	8,239,758
Campus Crest Communities, Inc.	159,000	1,162,290
Education Realty Trust, Inc.	113,446	4,150,989
Essex Property Trust, Inc.	23,170	4,786,922

DAVIS SERIES, INC.	Schedule of Investments
DAVIS REAL ESTATE FUND - (CONTINUED)	December 31, 2014

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Real Estate – (Continued)
Real Estate Investment Trusts (REITs) – (Continued)
Residential REITs – (Continued)
Post Properties, Inc.	87,840	$5,162,357
		34,767,098
Retail REITs – (23.79%)
Acadia Realty Trust	182,610	5,848,998
CBL & Associates Properties, Inc.	129,500	2,514,890
Cedar Realty Trust Inc.	214,000	1,570,760
DDR Corp.	251,320	4,614,235
Federal Realty Investment Trust	39,270	5,240,974
General Growth Properties, Inc.	287,750	8,094,408
Kite Realty Group Trust	200,952	5,775,361
Macerich Co.	38,200	3,186,262
Ramco-Gershenson Properties Trust	160,610	3,009,831
Simon Property Group, Inc.	100,362	18,276,924
Taubman Centers, Inc.	39,320	3,004,834
Washington Prime Group Inc.	66,900	1,152,018
		62,289,495
Specialized REITs – (6.53%)
CatchMark Timber Trust Inc., Class A	197,680	2,237,738
CubeSmart	190,240	4,198,597
Public Storage	34,550	6,386,567
Weyerhaeuser Co.	119,300	4,281,677
		17,104,579
		209,140,600
Real Estate Management & Development – (4.78%)
Diversified Real Estate Activities – (2.59%)
Alexander & Baldwin Inc.	172,370	6,767,246
Real Estate Operating Companies – (2.19%)
Forest City Enterprises, Inc., Class A *	269,780	5,746,314
		12,513,560
	TOTAL FINANCIALS	221,654,160
TELECOMMUNICATION SERVICES – (0.96%)
SBA Communications Corp., Class A *	22,870	2,533,081
	TOTAL TELECOMMUNICATION SERVICES	2,533,081
TOTAL COMMON STOCK – (Identified cost $203,497,571)		231,831,395
CONVERTIBLE BONDS – (0.67%)
FINANCIALS – (0.67%)
Real Estate – (0.67%)
Real Estate Management & Development – (0.67%)
Real Estate Operating Companies – (0.67%)
Forest City Enterprises, Inc., Conv. Sr. Notes, 5.00%, 10/15/16	$1,040,000	1,750,450
TOTAL CONVERTIBLE BONDS – (Identified cost $1,040,000)		1,750,450

DAVIS SERIES, INC.	Schedule of Investments
DAVIS REAL ESTATE FUND - (CONTINUED)	December 31, 2014

	Principal	Value (Note 1)
SHORT-TERM INVESTMENTS – (10.31%)
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.08%, 01/02/15, dated 12/31/14, repurchase value of $7,565,034 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.50%-3.50%, 12/01/27-10/01/28, total market value $7,716,300)	$7,565,000	$7,565,000
Nomura Securities International, Inc. Joint Repurchase Agreement, 0.08%, 01/02/15, dated 12/31/14, repurchase value of $13,872,062 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.50%-8.50%, 03/15/22-12/20/44, total market value $14,149,440)	13,872,000	13,872,000
SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 0.18%, 01/02/15, dated 12/31/14, repurchase value of $5,549,055 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 0.00%-4.77%, 03/01/21-11/01/44, total market value $5,659,980)	5,549,000	5,549,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $26,986,000)	26,986,000

	Total Investments – (99.52%) – (Identified cost $231,523,571) – (a)	260,567,845
	Other Assets Less Liabilities – (0.48%)	1,254,543
	Net Assets – (100.00%)	$261,822,388

*	Non-Income producing security.

(a)	Aggregate cost for federal income tax purposes is $231,687,076. At December 31, 2014 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

	Unrealized appreciation	$30,082,918
	Unrealized depreciation	(1,202,149)
	Net unrealized appreciation	$28,880,769

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Assets and Liabilities
At December 31, 2014

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
ASSETS:
Investments in securities at value* (see accompanying Schedules of Investments):
Unaffiliated companies	$575,544,643	$82,448,985	$219,559,464	$734,786,412	$321,536,588	$260,567,845
Affiliated companies	–	–	–	–	7,958,575	–
Collateral for securities loaned (Note 6)	1,503,517	–	–	–	–	–
Cash	32,129	1,517	1,598	45,167	1,217,439	1,851
Receivables:
Capital stock sold	2,750,658	49,550	27,547,226	1,255,556	978,771	1,105,643
Dividends and interest	574,352	214,381	119,293	380,865	583,900	1,343,137
Investment securities sold	7,086,039	–	–	–	–	–
Prepaid expenses	11,573	2,006	6,012	13,028	6,387	5,729
Due from Adviser	–	–	46,000	–	–	–
Total assets	587,502,911	82,716,439	247,279,593	736,481,028	332,281,660	263,024,205
LIABILITIES:
Return of collateral for securities loaned (Note 6)	1,503,517	–	–	–	–	–
Payables:
Capital stock redeemed	2,266,567	99,261	12,766,279	1,368,659	1,021,730	859,758
Distributions payable	–	36,743	–	–	–	–
Investment securities purchased	–	–	–	–	4,084,860	–
Accrued distribution and service plan fees	255,091	22,666	–	224,946	124,820	93,218
Accrued investment advisory fee	299,802	23,400	119,974	375,107	165,461	133,025
Accrued transfer agent fees	176,983	38,318	36,548	168,218	72,801	87,592
Other accrued expenses	62,019	18,343	20,273	55,330	37,081	28,224
Total liabilities	4,563,979	238,731	12,943,074	2,192,260	5,506,753	1,201,817
NET ASSETS	$582,938,932	$82,477,708	$234,336,519	$734,288,768	$326,774,907	$261,822,388
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$186,942	$151,737	$2,343,365	$188,678	$90,615	$73,044
Additional paid-in capital	474,536,256	87,355,347	231,993,154	417,667,467	333,740,827	260,882,342
Undistributed (overdistributed) net investment income	(1,144,907)	–	–	685,436	29,481	2,383,751
Accumulated net realized gains (losses) from investments	25,376,106	(5,349,348)	–	1,896,052	(36,033,847)	(30,559,287)
Net unrealized appreciation on investments and foreign currency transactions	83,984,535	319,972	–	313,851,135	28,947,831	29,042,538
Net Assets	$582,938,932	$82,477,708	$234,336,519	$734,288,768	$326,774,907	$261,822,388
*Including:
Cost of unaffiliated companies	$491,545,110	$82,129,013	$219,559,464	$420,935,277	$285,809,148	$231,523,571
Cost of affiliated companies	–	–	–	–	14,738,184	–
Cost of collateral for securities loaned	1,503,517	–	–	–	–	–
Cost and market value of repurchase agreements (if greater than 10% of net assets)	–	–	68,441,000	–	–	26,986,000

Market value of securities on loan	1,463,424	–	–	–	–	–

DAVIS SERIES, INC.	Statements of Assets and Liabilities – (Continued)
At December 31, 2014

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund		Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
CLASS A SHARES:
Net assets	$305,755,150	$43,232,250		$217,597,604	$560,904,632	$217,723,500	$198,028,821
Shares outstanding	9,635,867	7,976,206		217,597,604	14,168,125	6,044,104	5,533,247
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$31.73	$5.42		$1.00	$39.59	$36.02	$35.79
Maximum offering price per share (100/95.25 of net asset value)†	$33.31	$5.69	$	NA	$41.56	$37.82	$37.57
CLASS B SHARES:
Net assets	$4,158,390	$2,206,519		$6,730,639	$4,800,375	$4,289,238	$2,394,439
Shares outstanding	159,239	408,760		6,730,639	148,702	120,575	67,794
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$26.11	$5.40		$1.00	$32.28	$35.57	$35.32
CLASS C SHARES:
Net assets	$103,635,368	$10,113,478		$6,593,271	$79,140,454	$66,211,565	$27,850,762
Shares outstanding	3,729,350	1,864,606		6,593,271	2,353,288	1,831,335	778,158
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$27.79	$5.42		$1.00	$33.63	$36.15	$35.79
CLASS Y SHARES:
Net assets	$169,390,024	$26,925,461		$3,415,005	$89,443,307	$38,550,604	$33,548,366
Shares outstanding	5,169,779	4,924,148		3,415,005	2,197,663	1,065,469	925,168
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$32.77	$5.47		$1.00	$40.70	$36.18	$36.26

†On purchases of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Operations
For the year ended December 31, 2014

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
INVESTMENT INCOME:
Income:
Dividends*	$5,648,672	$–	$–	$10,639,726	$3,881,672	$5,027,993
Interest	18,623	1,436,397	305,647	17,935	2,224,338	142,008
Net securities lending fees	74,654	–	–	10,107	–	–
Total income	5,741,949	1,436,397	305,647	10,667,768	6,106,010	5,170,001
Expenses:
Investment advisory fees (Note 3)	3,235,823	279,525	1,408,157	3,714,395	1,747,215	1,308,595
Custodian fees	150,191	41,990	62,250	121,628	59,525	55,213
Transfer agent fees:
Class A	408,505	146,405	147,379	517,892	206,257	241,811
Class B	16,946	9,389	4,242	16,451	14,828	10,405
Class C	129,660	26,446	3,902	107,762	62,484	48,909
Class Y	138,507	8,589	2,101	63,247	24,055	21,787
Audit fees	23,400	19,320	23,400	36,240	24,600	32,040
Legal fees	10,929	1,725	5,134	12,430	5,869	4,362
Accounting fees (Note 3)	10,002	2,502	4,992	13,752	7,248	5,502
Reports to shareholders	68,293	13,725	18,124	63,000	33,551	32,918
Directors' fees and expenses	58,603	11,634	29,021	66,083	32,616	25,407
Registration and filing fees	71,613	48,440	54,227	68,967	51,762	59,323
Interest expense	66	–	–	–	–	–
Excise tax expense (Note 1)	–	–	4,056	–	–	–
Miscellaneous	22,694	12,209	11,269	26,434	19,781	15,818
Payments under distribution plan (Note 3):
Class A	762,135	84,827	–	820,427	334,212	333,669
Class B	55,298	27,690	–	52,206	59,331	25,863
Class C	1,040,487	115,484	–	722,138	659,152	257,085
Total expenses	6,203,152	849,900	1,778,254	6,423,052	3,342,486	2,478,707
Reimbursement/waiver of expenses by Adviser (Note 3)	–	–	(1,576,119)	–	–	–
Net expenses	6,203,152	849,900	202,135	6,423,052	3,342,486	2,478,707
Net investment income (loss)	(461,203)	586,497	103,512	4,244,716	2,763,524	2,691,294
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions	106,096,852	160,468	–	80,818,753	18,570,303	21,380,276
Foreign currency transactions	(4,006)	–	–	12,434	–	161
Net realized gain	106,092,846	160,468	–	80,831,187	18,570,303	21,380,437
Net change in unrealized appreciation (depreciation)	(67,197,503)	414,485	–	(1,998,969)	(6,175,169)	33,605,304
Net realized and unrealized gain on investments and foreign currency transactions	38,895,343	574,953	–	78,832,218	12,395,134	54,985,741
Net increase in net assets resulting from operations	$38,434,140	$1,161,450	$103,512	$83,076,934	$15,158,658	$57,677,035

*Net of foreign taxes withheld as follows	$158,255	$–	$–	$130,592	$–	$5,191

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Changes in Net Assets
For the year ended December 31, 2014

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
OPERATIONS:
Net investment income (loss)	$(461,203)	$586,497	$103,512	$4,244,716	$2,763,524	$2,691,294
Net realized gain from investments and foreign currency transactions	106,092,846	160,468	–	80,831,187	18,570,303	21,380,437
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(67,197,503)	414,485	–	(1,998,969)	(6,175,169)	33,605,304
Net increase in net assets resulting from operations	38,434,140	1,161,450	103,512	83,076,934	15,158,658	57,677,035
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	(181,288)	(602,744)	(96,905)	(3,599,717)	(2,287,922)	(2,497,738)
Class B	–	(4,123)	(2,808)	–	(9,238)	(6,634)
Class C	–	(36,228)	(2,530)	–	(176,735)	(122,971)
Class Y	(522,854)	(394,866)	(1,269)	(701,113)	(284,053)	(401,123)
Realized gains from investment transactions:
Class A	(33,109,548)	–	–	(56,557,839)	–	–
Class B	(561,674)	–	–	(596,988)	–	–
Class C	(12,529,592)	–	–	(9,050,254)	–	–
Class Y	(17,805,030)	–	–	(8,694,979)	–	–
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class A	5,238,847	(15,120,334)	(96,869,674)	17,922,263	(2,859,995)	(17,071,655)
Class B	(2,920,207)	(1,208,661)	(1,840,883)	(914,066)	(3,966,113)	(1,261,053)
Class C	9,773,187	(3,880,683)	(1,233,675)	9,696,670	(1,067,481)	(2,305,416)
Class Y	74,322,891	1,492,997	(124,558)	30,137,032	17,260,842	8,540,625
Total increase (decrease) in net assets	60,138,872	(18,593,192)	(100,068,790)	60,717,943	21,767,963	42,551,070
NET ASSETS:
Beginning of year	522,800,060	101,070,900	334,405,309	673,570,825	305,006,944	219,271,318
End of year*	$582,938,932	$82,477,708	$234,336,519	$734,288,768	$326,774,907	$261,822,388
*Including undistributed (overdistributed) net investment income of	$(1,144,907)	$–	$–	$685,436	$29,481	$2,383,751
See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Changes in Net Assets
For the year ended December 31, 2013

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
OPERATIONS:
Net investment income (loss)	$904,382	$(607,884)	$99,611	$4,413,079	$3,862,255	$3,284,841
Net realized gain from investments and foreign currency transactions	48,307,104	9,676	–	7,635,138	29,771,897	41,424,315
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	103,132,818	(1,635,752)	–	149,367,771	49,020,285	(48,206,006)
Net increase (decrease) in net assets resulting from operations	152,344,304	(2,233,960)	99,611	161,415,988	82,654,437	(3,496,850)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	(574,311)	(619,018)	(90,207)	(2,560,605)	(3,201,151)	(2,348,932)
Class B	–	–	(4,565)	–	(31,444)	(4,821)
Class C	–	(529)	(3,744)	–	(294,998)	(91,796)
Class Y	(392,143)	(297,472)	(1,095)	(355,648)	(286,492)	(313,948)

Realized gains from investment transactions:
Class A	–	–	–	(7,754,389)	–	–
Class B	–	–	–	(98,305)	–	–
Class C	–	–	–	(1,148,859)	–	–
Class Y	–	–	–	(780,634)	–	–
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class A	(979,321)	(35,681,844)	77,510,737	(9,968,159)	(89,878,735)	(29,140,869)
Class B	(4,110,220)	(4,157,311)	(3,136,920)	(1,159,189)	(3,929,039)	(1,115,370)
Class C	(6,533,613)	(9,237,745)	(1,860,891)	4,610,280	(10,904,040)	(4,140,328)
Class Y	16,105,197	2,031,969	648,096	17,250,253	(5,909,432)	(1,793,208)
Total increase (decrease) in net assets	155,859,893	(50,195,910)	73,161,022	159,450,733	(31,780,894)	(42,446,122)
NET ASSETS:
Beginning of year	366,940,167	151,266,810	261,244,287	514,120,092	336,787,838	261,717,440
End of year*	$522,800,060	$101,070,900	$334,405,309	$673,570,825	$305,006,944	$219,271,318
*Including undistributed (overdistributed) net investment income of	$(2,006,767)	$(6,236)	$–	$777,708	$23,905	$2,720,762
See Notes to Financial Statements

DAVIS SERIES, INC.	Notes to Financial Statements
December 31, 2014
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Davis Series, Inc. (a Maryland corporation) ("Company"), is registered under the Investment Company Act of 1940 ("40 Act") as amended, as an open-end management investment company. Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, and Davis Appreciation & Income Fund are diversified under the 40 Act. Davis Real Estate Fund is non-diversified under the 40 Act. The Company operates as a series issuing shares of common stock in the following six funds (collectively "Funds"):

Davis Opportunity Fund seeks to achieve long-term growth of capital. It invests primarily in common stocks and other equity securities, and may invest in both domestic and foreign issuers.

Davis Government Bond Fund seeks to achieve current income. It invests in debt securities which are obligations of, or which are guaranteed by, the U.S. Government, its agencies or instrumentalities.

Davis Government Money Market Fund seeks to achieve as high a level of current income as is consistent with the principle of preservation of capital and maintenance of liquidity.

The Fund is a money market fund that seeks to preserve the value of your investment at $1.00 per share. There can be no guarantee that the Fund will be successful in maintaining a $1.00 share price.

It invests exclusively in U.S. Treasury securities, U.S. Government agency securities, U.S. Government agency mortgage securities (collectively "U.S. Government Securities"), and repurchase agreements collateralized by U.S. Government Securities. The Fund seeks to maintain liquidity and preserve capital by carefully monitoring the maturity of its investments. The Fund's portfolio maintains a dollar-weighted average maturity of sixty days or less.

Davis Financial Fund seeks to achieve long-term growth of capital. It invests primarily in common stocks and other equity securities and will concentrate investments in companies principally engaged in the banking, insurance, and financial service industries.

Davis Appreciation & Income Fund seeks to achieve total return through a combination of growth and income. Under normal circumstances, the Fund invests in a diversified portfolio of convertible securities, common and preferred stock, and fixed income securities. It may invest in lower rated bonds commonly known as "junk bonds". The Fund may hold securities in default, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently default. As of December 31, 2014, the value of defaulted securities amounted to $2,626,750 (cost: $9,921,191) or 0.81% of the Fund's net assets.

Davis Real Estate Fund seeks to achieve total return through a combination of growth and income. It invests primarily in securities of companies principally engaged in or related to the real estate industry or which own significant real estate assets or which primarily invest in real estate financial instruments.

Because of the risk inherent in any investment program, the Company cannot ensure that the investment objective of any of its series will be achieved.

The Company accounts separately for the assets, liabilities, and operations of each Fund. Each Fund offers Class A, Class C, and Class Y shares, and previously offered Class B shares for new purchases through April 30, 2013. Investors may continue to exchange Class B shares of the Funds with other Davis Funds. Class B shares automatically convert to Class A shares after 7 years. Class A shares are sold with a front-end sales charge, except for shares of Davis Government Money Market Fund, which are sold at net asset value. Class C shares are sold at net asset value may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge upon redemption. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class, such as distribution and transfer agent fees, are charged against the operations of that class. All expenses for Davis Government Money Market Fund are allocated evenly across all classes of shares based upon the relative portion of net assets represented by each class. All classes have identical rights with respect to voting (exclusive of each class' distribution arrangement), liquidation, and distributions. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2014

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Security Valuation - The Funds calculate the net asset value of their shares as of the close of the New York Stock Exchange ("Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the average of closing bid and asked prices. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Funds' assets are valued. Fixed income securities with more than 60 days to maturity are generally valued using evaluated prices or matrix pricing methods determined by an independent pricing service which takes into consideration factors such as yield, maturity, liquidity, ratings, and traded prices in identical or similar securities. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what Davis Selected Advisers, L.P. ("Davis Advisors" or "Adviser"), the Funds' investment adviser, identifies as a significant event occurring before the Funds' assets are valued, but after the close of their respective exchanges will be fair valued using a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Funds' Pricing Committee and Board of Directors. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser's portfolio management team, when determining the fair value of a security. To assess the continuing appropriateness of security valuations, the Adviser may compare prior day prices, prices of comparable securities, and sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source. Fair value determinations are subject to review, approval, and ratification by the Funds' Board of Directors at its next regularly scheduled meeting covering the period in which the fair valuation was determined. Fair valuation standardized methodologies used by the Funds for equity securities include, but are not limited to, pricing securities by adjusting the value daily based on changes in the closing price of an underlying stock through a merger arbitrage pricing model and applying liquidity discounts. The Funds may also price partnerships by calculating the liquidation value of the investment on a daily basis using the closing price of the underlying stock and a waterfall schedule, which apportions the value of the partnership's interests based on the value of the net assets of the investment. A liquidity discount is then applied to the liquidation value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. For Davis Government Money Market Fund, in compliance with Rule 2a-7 of the 40 Act, securities are valued at amortized cost, which approximates market value.

The Funds' valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

Value Measurements - Fair value is defined as the price that the Funds would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Funds' investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Funds can obtain the fair value assigned to a security if they were to sell the security. Money market securities are valued using amortized cost, in accordance with rules under the 40 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2014

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Value Measurements - (Continued)

The following is a summary of the inputs used as of December 31, 2014 in valuing each Fund's investments carried at value:

	Investments in Securities at Value
			Davis		Davis
	Davis	Davis	Government	Davis	Appreciation	Davis
	Opportunity	Government	Money Market	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund	Fund
Valuation inputs
Level 1 – Quoted Prices:
Equity securities:
Consumer Discretionary	$146,756,954	$–	$–	$–	$32,524,912	$7,644,154
Consumer Staples	14,911,657	–	–	–	28,210,205	–
Energy	27,195,347	–	–	–	28,168,152	–
Financials	62,159,700	–	–	642,492,864	34,852,210	221,654,160
Health Care	72,769,349	–	–	–	24,282,353	–
Industrials	50,464,280	–	–	–	54,166,281	–
Information Technology	125,036,682	–	–	18,181,432	7,914,981	–
Materials	9,202,263	–	–	–	18,395,601	–
Telecommunication Services	–	–	–	–	–	2,533,081
Utilities	–	–	–	–	12,953,275	–
Total Level 1	508,496,232	–	–	660,674,296	241,467,970	231,831,395

Level 2 – Other Significant
Observable Inputs:
Equity securities*:
Consumer Discretionary	7,951,727	–	–	–	7,958,575	–
Consumer Staples	2,725,882	–	–	–	–	–
Financials	6,753,153	–	–	35,046,796	595,840	–
Health Care	626,759	–	–	–	–	–
Industrials	20,157,184	–	–	–	–	–
Materials	5,110,566	–	–	–	–	–
Debt securities issued by U.S. Treasuries and U.S. Government corporations and agencies:
Long-term	–	81,407,985	–	–	–	–
Short-term	–	–	151,118,464	–	–	–
Convertible debt securities	–	–	–	–	49,219,774	1,750,450
Corporate debt securities	–	–	–	–	5,573,004	–
Short-term securities	14,749,000	1,041,000	68,441,000	27,433,000	24,680,000	26,986,000
Investment of cash collateral for securities loaned	1,503,517	–	–	–	–	–
Total Level 2	59,577,788	82,448,985	219,559,464	62,479,796	88,027,193	28,736,450

Level 3 – Significant Unobservable
Inputs:
Equity securities:
Financials	–	–	–	11,632,320	–	–
Information Technology	8,974,140	–	–	–	–	–
Total Level 3	8,974,140	–	–	11,632,320	–	–
Total Investment	$577,048,160	$82,448,985	$219,559,464	$734,786,412	$329,495,163	$260,567,845

Level 1 to Level 2 Transfers**:
Consumer Discretionary	$7,951,727	$–	$–	$–	$–	$–
Consumer Staples	2,725,882	–	–	–	–	–
Financials	2,432,823	–	–	35,046,796	–	–
Health Care	626,759	–	–	–	–	–
Industrials	16,892,433	–	–	–	–	–
Materials	5,110,566	–	–	–	–	–
Total	$35,740,190	$–	$–	$35,046,796	$–	$–

*Includes certain securities trading primarily outside the U.S. whose value the Fund adjusted as a result of significant market movements following the close of local trading.

**Application of fair value procedures for securities traded on foreign exchanges triggered the transfers of investments between Level 1 and Level 2 of the fair value hierarchy during the year ended December 31, 2014.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2014

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Value Measurements - (Continued)

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the year ended December 31, 2014:

	Davis Opportunity Fund	Davis Financial Fund
Investment Securities:
Beginning balance	$7,781,130	$8,175,480
Net change in unrealized appreciation (depreciation)	1,193,010	3,456,840
Ending balance	$8,974,140	$11,632,320

Net change in unrealized appreciation (depreciation) during the period on Level 3 securities still held at December 31, 2014 and included in the change in net assets for the year	$1,193,010	$3,456,840

There were no transfers of investments into or out of Level 3 of the fair value hierarchy during the period. Realized and unrealized gains (losses) are included in the related amounts on investments in the Statements of Operations.

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker.

Assets Table
	Davis Opportunity Fund	Davis Financial Fund
Investments at Value:
Equity securities:
Fair value at December 31, 2014	$8,974,140	$11,632,320

Valuation technique	Liquidation proceeds/Waterfall methodology based on underlying investment value, then applying liquidity discount	Anticipated merger transaction price, then applying merger uncertainty and liquidity discounts
Unobservable input	Discount rate	Discount rate
Amount	11.20%	12.50%

The significant unobservable input used in the fair value measurement of equity securities is the discount rate, which, if changed, would affect the fair value of the Fund's investment. An increase in the discount rate would result in a decrease in the fair value of the investment.

Master Repurchase Agreements - The Funds, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2014

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Foreign Currency - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Funds include foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statements of Operations.

Federal Income Taxes - It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income tax is required. Davis Government Money Market Fund incurred a 2013 excise tax liability of $4,056 during the year ended December 31, 2014. The Adviser has analyzed the Funds' tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of December 31, 2014, no provision for income tax is required in the Funds' financial statements related to these tax positions. The Funds' federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2011.

Capital loss carryforwards with no expiration, if any, are required to be utilized before capital loss carryforwards with expiration dates. Capital losses with no expiration date will be carried forward to future years if not offset by gains. At December 31, 2014, the Funds had available for federal income tax purposes unused capital loss carryforwards as follows:

	Capital Loss Carryforwards
			Davis
	Davis	Davis	Appreciation	Davis
	Opportunity	Government	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund
Expiring
12/31/2015	$–	$136,000	$–	$–
12/31/2016	–	–	–	–
12/31/2017	–	355,000	4,699,000	30,396,000
12/31/2018	–	625,000	31,335,000	–

No Expiration
Short-term	–	2,472,000	–	–
Long-term	–	1,761,000	–	–
Total	$–	$5,349,000	$36,034,000	$30,396,000

Utilized in 2014	$11,235,000	$–	$18,570,000	$21,410,000

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Dividend income from REIT securities may include return of capital. Upon notification from the issuer, the amount of the return of capital is reclassified to adjust dividend income, reduce the cost basis, and/or adjust realized gain/loss. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2014

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, paydowns on fixed income securities, foreign currency transactions, net operating losses, passive foreign investment company shares, partnership income, and distributions from real estate investment trusts. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Funds. The Funds adjust certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. Accordingly, during the year ended December 31, 2014, for Davis Opportunity Fund, amounts have been reclassified to reflect a decrease in overdistributed net investment income of $2,027,205 and a corresponding decrease in accumulated net realized gains from investments and foreign currency transactions; for Davis Government Bond Fund, amounts have been reclassified to reflect a decrease in overdistributed net investment income of $457,700, an increase in accumulated net realized losses from investment transactions of $153,338, and a decrease in additional paid-in capital of $304,362; for Davis Financial Fund, amounts have been reclassified to reflect a decrease in undistributed net investment income of $36,158 and a corresponding increase in accumulated net realized gains from investments and foreign currency transactions; for Davis Real Estate Fund, amounts have been reclassified to reflect an increase in undistributed net investment income of $161 and a corresponding increase in accumulated net realized losses from investments and foreign currency transactions. The Funds' net assets have not been affected by these reclassifications.

The tax character of distributions paid during the years ended December 31, 2014 and 2013 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Davis Opportunity Fund
2014	$4,714,996	$59,994,990	$–	$64,709,986
2013	966,454	–	–	966,454

Davis Government Bond Fund
2014	1,037,961	–	–	1,037,961
2013	917,019	–	–	917,019

Davis Government Money Market Fund
2014	103,512	–	–	103,512
2013	99,611	–	–	99,611

Davis Financial Fund
2014	5,403,549	73,797,341	–	79,200,890
2013	3,163,269	9,535,171	–	12,698,440

Davis Appreciation & Income Fund
2014	2,757,948	–	–	2,757,948
2013	3,814,085	–	–	3,814,085

Davis Real Estate Fund
2014	3,028,466	–	–	3,028,466
2013	2,759,497	–	–	2,759,497

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2014

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Dividends and Distributions to Shareholders - (Continued)

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Undistributed net investment income	$6,219,870	$6,236	$739,493	$64,365	$2,408,637
Accumulated net realized losses from investments and foreign currency transactions	–	(5,349,348)	–	(36,033,850)	(30,395,781)
Undistributed long-term capital gain	22,631,197	–	1,828,285	–	–
Net unrealized appreciation on investments	79,412,481	319,972	313,918,903	28,947,831	28,879,034
Total	$108,263,548	$(5,023,140)	$316,486,681	$(7,021,654)	$891,890

Indemnification - Under the Funds' organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, some of the Funds' contracts with their service providers contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Directors Fees and Expenses - The Funds set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director's account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Davis Funds in which the amounts are invested.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the year ended December 31, 2014 were as follows:

				Davis
	Davis	Davis	Davis	Appreciation	Davis
	Opportunity	Government	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund
Cost of purchases	$243,114,618	$54,086,580	$213,496,973	$61,478,449	$118,798,750
Proceeds from sales	225,570,654	46,379,787	245,082,735	65,955,830	149,296,993

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2014

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds. DSA-NY performs research and portfolio management services for the Funds under a Sub-Advisory Agreement with the Adviser. The Funds pay no fees directly to DSA-NY.

Certain directors and officers of the Funds are also directors and officers of the general partner of the Adviser.

As of December 31, 2014, a related shareholder's investment in Davis Government Money Market Fund, Davis Financial Fund, and Davis Appreciation & Income Fund represents 54%, 22%, and 22% of outstanding shares, respectively. Investment activities of these shareholders could have a material impact on the Funds.

Investment Advisory Fees - Advisory fees are paid monthly to the Adviser. The annual rate for Davis Opportunity Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund is 0.55% of the average net assets for each Fund. The annual rate for Davis Government Bond Fund is 0.30% of the average net assets. The annual rate for Davis Government Money Market Fund is 0.50% of the first $250 million of average net assets, 0.45% of the next $250 million, and 0.40% of average net assets in excess of $500 million.

Waivers and Reimbursement of Expenses - The Adviser is contractually committed to waive fees and/or reimburse Davis Government Money Market Fund's expenses such that investment income will not be less than zero until May 1, 2015. During the year ended December 31, 2014, such waivers and reimbursements amounted to $1,576,119.

The Adviser may recapture from the assets of Davis Government Money Market Fund any of the operating expenses it has reimbursed (but not any of the advisory fees which it has waived) until the end of the third calendar year after the end of the calendar year in which such reimbursement occurs. Any potential recovery is limited to an amount such that (i) the Fund's net investment income will not be less than zero for any class of shares; and (ii) may not exceed 0.10 percent of net assets (ten basis points) in any calendar year. This recapture could negatively affect the Fund's future yield. As of December 31, 2014, reimbursed amounts eligible for recapture were as follows:

	Expiring	Expiring
	12/31/2016	12/31/2017
Amount eligible for recapture	$123,429	$167,962

The Adviser has not recaptured any previously reimbursed expenses during the year ended December 31, 2014.

Transfer Agent and Accounting Fees - Boston Financial Data Services, Inc. is the Funds' primary transfer agent. State Street Bank and Trust Company ("State Street Bank") is the Funds' primary accounting provider. Fees for such services are included in the custodian fees as State Street Bank also serves as the Funds' custodian. The Adviser is also paid for certain transfer agent and accounting services.

	Year ended December 31, 2014
			Davis		Davis
	Davis	Davis	Government	Davis	Appreciation	Davis
	Opportunity	Government	Money	Financial	& Income	Real Estate
	Fund	Bond Fund	Market Fund	Fund	Fund	Fund
Transfer agent fees paid to Adviser	$46,111	$10,493	$19,470	$78,173	$30,356	$37,175
Accounting fees paid to Adviser	10,002	2,502	4,992	13,752	7,248	5,502

Distribution Plan Fees - The Funds have adopted separate Distribution Plans ("12b-1 Plans") for Class A, Class B, and Class C shares. Under the 12b-1 Plans, the Funds (other than Davis Government Money Market Fund) reimburse Davis Distributors, LLC ("Distributor"), the Funds' Underwriter, for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period. The service fee is paid at an annual rate up to 0.25% of the average net assets maintained by the responsible dealers. Each of the Funds (other than Davis Government Money Market Fund) pays the Distributor a 12b-1 fee on Class B and Class C shares at an annual rate equal to the lesser of 1.25% of the average daily net asset value of Class B or Class C shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority, Inc., which currently is 1.00%. The Funds pay the 12b-1 fee on Class B and Class C shares in order: (i) to pay the Distributor distribution fees or commissions on Class B and Class C shares which have been sold and (ii) to enable the Distributor to pay service fees on Class B and Class C shares which have been sold.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2014

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH AFFILIATES – (CONTINUED)

Distribution Plan Fees - (Continued)

	Year ended December 31, 2014
	Davis	Davis Government	Davis	Davis Appreciation	Davis Real
	Opportunity Fund	Bond Fund	Financial Fund	& Income Fund	Estate Fund
Distribution fees:
Class B	$41,554	$20,769	$39,302	$44,542	$19,453
Class C	780,365	86,613	541,603	494,364	192,814

Service fees:
Class A	762,135	84,827	820,427	334,212	333,669
Class B	13,744	6,921	12,904	14,789	6,410
Class C	260,122	28,871	180,535	164,788	64,271

The shareholders of Davis Government Money Market Fund have adopted a Distribution Plan in accordance with Rule 12b-1, which does not provide for any amounts to be paid directly to the Distributor as either compensation or reimbursement for distributing shares of the Fund, but does authorize the use of the advisory fee to the extent such fee may be considered to be indirectly financing any activity or expense which is primarily intended to result in the sale of Fund shares.

Sales Charges - Front-end sales charges and contingent deferred sales charges ("CDSC") do not represent expenses of the Funds. They are deducted from the proceeds from sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable.

Class A shares of the Funds (other than Davis Government Money Market Fund) are sold at net asset value plus a sales charge and are redeemed at net asset value. On purchases of $1 million or more, the sales charge will not be applied; however a CDSC of 0.50% may be imposed upon redemption if those shares are redeemed within the first year of purchase.

As of May 1, 2013, Class B shares are no longer offered for new purchases. Class B shares of the Funds are redeemed at net asset value. A CDSC is imposed upon redemption of certain Class B shares (other than Davis Government Money Market Fund) within six years of the original purchase. The charge is a declining percentage starting at 4.00% of the lesser of net asset value of the shares redeemed or the total cost of such shares.

Class C shares of the Funds are sold and redeemed at net asset value. A CDSC of 1.00% is imposed upon redemption of certain Class C shares (other than Davis Government Money Market Fund) within the first year of the original purchase.

The Distributor received commissions earned on sales of Class A shares of the Funds (other than Davis Government Money Market Fund) of which a portion was retained by the Distributor and the remaining was re-allowed to investment dealers. Commission advances by the Distributor on the sales of Class C shares of the Funds (other than Davis Government Money Market Fund) are re-allowed to qualified selling dealers.

	Year ended December 31, 2014
				Davis
	Davis	Davis	Davis	Appreciation	Davis
	Opportunity	Government	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund
Class A commissions retained by Distributor	$38,558	$912	$41,284	$21,995	$9,988
Class A commissions re-allowed to investment dealers	221,244	4,891	230,691	118,611	54,141
Total commissions earned on sales of Class A	$259,802	$5,803	$271,975	$140,606	$64,129
Commission advances by the Distributor on the sale of:
Class C	$82,743	$1,845	$98,640	$29,640	$12,357
CDSCs received by the Distributor from:
Class B	4,037	7,440	5,366	7,868	3,655
Class C	3,794	124	5,941	1,498	739

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2014

NOTE 4 - CAPITAL STOCK

At December 31, 2014, there were 10 billion shares of capital stock ($0.01 par value per share) authorized, of which 550 million shares each are designated to Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund, and 4.2 billion shares are designated to Davis Government Money Market Fund. As of May 1, 2013, Class B Shares are no longer offered for new purchases. Transactions in capital stock were as follows:

	Year ended December 31, 2014
	Sold	Reinvestment of Distributions	Redeemed	Net Increase (Decrease)
Davis Opportunity Fund
Shares: Class A	2,222,468	990,299	(2,950,291)	262,476
Class B	17,348	21,525	(135,806)	(96,933)
Class C	358,213	439,684	(432,214)	365,683
Class Y	3,113,592	561,139	(1,557,218)	2,117,513
Value: Class A	$77,522,952	$30,927,048	$(103,211,153)	$5,238,847
Class B	506,279	553,400	(3,979,886)	(2,920,207)
Class C	10,980,901	12,029,754	(13,237,468)	9,773,187
Class Y	112,397,932	18,091,125	(56,166,166)	74,322,891

Davis Government Bond Fund
Shares: Class A	688,481	106,485	(3,580,964)	(2,785,998)
Class B	47,372	627	(271,483)	(223,484)
Class C	262,182	5,684	(982,709)	(714,843)
Class Y	475,477	71,750	(274,555)	272,672
Value: Class A	$3,735,830	$578,064	$(19,434,228)	$(15,120,334)
Class B	256,050	3,389	(1,468,100)	(1,208,661)
Class C	1,423,748	30,884	(5,335,315)	(3,880,683)
Class Y	2,602,596	392,972	(1,502,571)	1,492,997

Davis Government Money Market Fund
Shares: Class A	324,880,690	92,696	(421,843,060)	(96,869,674)
Class B	633,537	2,549	(2,476,969)	(1,840,883)
Class C	3,726,278	2,373	(4,962,326)	(1,233,675)
Class Y	1,522,097	1,269	(1,647,924)	(124,558)
Value: Class A	$324,880,690	$92,696	$(421,843,060)	$(96,869,674)
Class B	633,537	2,549	(2,476,969)	(1,840,883)
Class C	3,726,278	2,373	(4,962,326)	(1,233,675)
Class Y	1,522,097	1,269	(1,647,924)	(124,558)

Davis Financial Fund
Shares: Class A	1,795,351	1,434,817	(2,798,714)	431,454
Class B	3,805	17,568	(47,871)	(26,498)
Class C	359,358	261,464	(333,019)	287,803
Class Y	842,681	224,470	(343,796)	723,355
Value: Class A	$73,741,860	$56,646,574	$(112,466,171)	$17,922,263
Class B	128,518	565,867	(1,608,451)	(914,066)
Class C	12,438,786	8,772,120	(11,514,236)	9,696,670
Class Y	35,217,153	9,109,010	(14,189,131)	30,137,032

Davis Appreciation & Income Fund
Shares: Class A	944,169	40,921	(1,074,431)	(89,341)
Class B	8,074	226	(120,224)	(111,924)
Class C	190,020	4,377	(225,699)	(31,302)
Class Y	604,925	7,172	(142,926)	469,171
Value: Class A	$34,310,556	$1,495,919	$(38,666,470)	$(2,859,995)
Class B	289,329	8,146	(4,263,588)	(3,966,113)
Class C	6,853,142	160,700	(8,081,323)	(1,067,481)
Class Y	22,128,806	263,229	(5,131,193)	17,260,842

Davis Real Estate Fund
Shares: Class A	337,098	64,687	(942,047)	(540,262)
Class B	192	194	(41,036)	(40,650)
Class C	61,286	3,617	(139,995)	(75,092)
Class Y	324,294	11,679	(86,828)	249,145
Value: Class A	$11,011,503	$2,123,676	$(30,206,834)	$(17,071,655)
Class B	6,149	6,162	(1,273,364)	(1,261,053)
Class C	2,014,569	118,077	(4,438,062)	(2,305,416)
Class Y	10,998,408	390,619	(2,848,402)	8,540,625

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2014

NOTE 4 - CAPITAL STOCK – (CONTINUED)

	Year ended December 31, 2013
	Sold		Reinvestment of Distributions	Redeemed	Net Increase (Decrease)
Davis Opportunity Fund
Shares: Class A	2,057,843		16,427	(2,119,486)	(45,216)
Class B	16,160		–	(186,149)	(169,989)
Class C	284,375		–	(554,784)	(270,409)
Class Y	1,308,511		11,482	(807,196)	512,797
Value: Class A	$58,854,102		$528,790	$(60,362,213)	$(979,321)
Class B	385,362		–	(4,495,582)	(4,110,220)
Class C	7,449,896		–	(13,983,509)	(6,533,613)
Class Y	38,785,424		380,290	(23,060,517)	16,105,197

Davis Government Bond Fund
Shares: Class A	1,767,294		107,505	(8,382,235)	(6,507,436)
Class B	46,910		–	(808,120)	(761,210)
Class C	219,032		81	(1,904,205)	(1,685,092)
Class Y	708,997		53,603	(397,878)	364,722
Value: Class A	$9,701,887		$589,252	$(45,972,983)	$(35,681,844)
Class B	257,483		–	(4,414,794)	(4,157,311)
Class C	1,201,899		450	(10,440,094)	(9,237,745)
Class Y	3,933,463		295,765	(2,197,259)	2,031,969

Davis Government Money Market Fund
Shares: Class A	383,045,661	*	89,376	(305,624,300)	77,510,737
Class B	789,713		4,194	(3,930,827)	(3,136,920)
Class C	3,196,515		3,432	(5,060,838)	(1,860,891)
Class Y	1,985,466		1,092	(1,338,462)	648,096
Value: Class A	$383,045,661	*	$89,376	$(305,624,300)	$77,510,737
Class B	789,713		4,194	(3,930,827)	(3,136,920)
Class C	3,196,515		3,432	(5,060,838)	(1,860,891)
Class Y	1,985,466		1,092	(1,338,462)	648,096

Davis Financial Fund
Shares: Class A	2,506,434		180,798	(2,966,254)	(279,022)
Class B	17,434		2,906	(59,300)	(38,960)
Class C	414,610		33,452	(298,892)	149,170
Class Y	702,998		27,927	(271,656)	459,269
Value: Class A	$88,577,107		$6,897,456	$(105,442,722)	$(9,968,159)
Class B	491,278		92,873	(1,743,340)	(1,159,189)
Class C	12,686,790		1,106,587	(9,183,097)	4,610,280
Class Y	26,123,978		1,091,959	(9,965,684)	17,250,253

Davis Appreciation & Income Fund
Shares: Class A	1,326,305		87,043	(4,261,710)	(2,848,362)
Class B	19,956		915	(148,875)	(128,004)
Class C	97,647		8,725	(464,881)	(358,509)
Class Y	131,051		8,509	(339,236)	(199,676)
Value: Class A	$40,041,844		$2,689,327	$(132,609,906)	$(89,878,735)
Class B	587,426		27,714	(4,544,179)	(3,929,039)
Class C	3,021,785		270,683	(14,196,508)	(10,904,040)
Class Y	4,024,042		265,755	(10,199,229)	(5,909,432)

Davis Real Estate Fund
Shares: Class A	584,877		70,786	(1,642,863)	(987,200)
Class B	21,438		150	(60,371)	(38,783)
Class C	79,370		2,997	(224,139)	(141,772)
Class Y	94,308		10,266	(166,560)	(61,986)
Value: Class A	$17,469,088		$2,076,783	$(48,686,740)	$(29,140,869)
Class B	642,252		4,343	(1,761,965)	(1,115,370)
Class C	2,363,426		87,809	(6,591,563)	(4,140,328)
Class Y	2,851,859		305,022	(4,950,089)	(1,793,208)

* Includes shares from merger with Selected Daily Government Fund (Class S, 3,382,077 and Class D, 20,208,221).

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2014

NOTE 5 - BANK BORROWINGS

Each Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. Each Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the Overnight Libor Rate, plus 1.25%. Davis Opportunity Fund utilized the line of credit for two days during the year ended December 31, 2014, whereby the average daily loan balance was $864,500 at an average interest rate of 1.38%. Davis Opportunity Fund had gross borrowings and gross repayments of $1,150,000 during the year ended December 31, 2014. Davis Opportunity Fund had no borrowings outstanding at any month end during the year ended December 31, 2014. Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund had no borrowings during the year ended December 31, 2014.

NOTE 6 - SECURITIES LOANED

Davis Opportunity Fund and Davis Financial Fund have entered into a securities lending arrangement with State Street Bank. Under the terms of the agreement, the Funds receive fee income from lending transactions; in exchange for such fees, State Street Bank is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal to the value of the securities loaned. As of December 31, 2014, Davis Financial Fund did not have any securities on loan. Davis Opportunity Fund had the following on loan:

Davis Opportunity Fund
Securities valued at	$1,463,424
Collateral for securities loaned	1,503,517

The Funds bear the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

NOTE 7 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are fair valued under methods approved by the Board of Directors. The aggregate value of restricted securities in Davis Opportunity Fund amounted to $12,238,891 or 2.10% of the Fund's net assets as of December 31, 2014. The aggregate value of restricted securities in Davis Financial Fund amounted to $11,632,320 or 1.58% of the Fund's net assets as of December 31, 2014. Information regarding restricted securities is as follows:

Fund	Security	Acquisition Date	Units/Shares	Cost per Unit/Share	Valuation per Unit/Share as of December 31, 2014
Davis Opportunity
Fund	ASAC II L.P., Private Placement	10/10/13	6,900,000	$1.00	$1.3006
Davis Opportunity
Fund	CAR Inc.	09/12/14	2,500,000	$1.11	$1.3059
Davis Financial
Fund	SKBHC Holdings LLC	11/08/10	1,916	$4,888.79	$6,070.6475

DAVIS SERIES, INC.	Federal Income Tax Information (Unaudited)

In early 2015, shareholders will receive information regarding all dividends and distributions paid to them by the Funds during the calendar year 2014. Regulations of the U.S. Treasury Department require the Funds to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2014 with their 2014 Form 1099-DIV.

The information is presented to assist shareholders in reporting dividends and distributions received from the Funds to the Internal Revenue Service. Because of the complexity of the federal regulations that may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.

Each Fund designates the following amounts distributed during the calendar year ended December 31, 2014, as dividends eligible for the corporate dividends-received deduction, qualified dividend income, and long-term capital gain distributions.

	Davis Opportunity Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund

Income dividends	$4,714,996	$5,403,549	$2,757,948	$3,028,466
Income qualifying for corporate dividends-received deduction	$2,306,051	$5,403,549	$2,751,093	$11,214
	49%	100%	100%	0.37%
Qualified dividend income	$2,826,059	$5,403,549	$2,757,948	$106,394
	60%	100%	100%	4%
Long-term capital gain distributions	$59,994,990	$73,797,341	$–	$–

DAVIS SERIES, INC.

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Opportunity Fund Class A:
Year ended December 31, 2014	$33.20	$0.00[d,e]	$2.36	$2.36
Year ended December 31, 2013	$23.42	$0.10[d]	$9.74	$9.84
Year ended December 31, 2012	$21.16	$0.19[d]	$2.39	$2.58
Year ended December 31, 2011	$22.57	$0.20[d]	$(1.02)	$(0.82)
Year ended December 31, 2010	$20.08	$0.24[d]	$2.54	$2.78
Davis Opportunity Fund Class B:
Year ended December 31, 2014	$28.22	$(0.28)[d]	$1.98	$1.70
Year ended December 31, 2013	$20.05	$(0.14)[d]	$8.31	$8.17
Year ended December 31, 2012	$18.13	$(0.03)[d]	$2.03	$2.00
Year ended December 31, 2011	$19.34	$(0.01)[d]	$(0.88)	$(0.89)
Year ended December 31, 2010	$17.21	$0.05[d]	$2.17	$2.22
Davis Opportunity Fund Class C:
Year ended December 31, 2014	$29.74	$(0.24)[d]	$2.10	$1.86
Year ended December 31, 2013	$21.10	$(0.11)[d]	$8.75	$8.64
Year ended December 31, 2012	$19.08	$0.01[d]	$2.14	$2.15
Year ended December 31, 2011	$20.34	$0.02[d]	$(0.92)	$(0.90)
Year ended December 31, 2010	$18.10	$0.07[d]	$2.29	$2.36
Davis Opportunity Fund Class Y:
Year ended December 31, 2014	$34.17	$0.09[d]	$2.43	$2.52
Year ended December 31, 2013	$24.09	$0.17[d]	$10.04	$10.21
Year ended December 31, 2012	$21.77	$0.24[d]	$2.47	$2.71
Year ended December 31, 2011	$23.22	$0.27[d]	$(1.06)	$(0.79)
Year ended December 31, 2010	$20.65	$0.30[d]	$2.63	$2.93
Davis Government Bond Fund Class A:
Year ended December 31, 2014	$5.42	$0.04[d]	$0.02	$0.06
Year ended December 31, 2013	$5.55	$(0.02)[d]	$(0.06)	$(0.08)
Year ended December 31, 2012	$5.60	$0.02[d]	$0.02	$0.04
Year ended December 31, 2011	$5.62	$0.13	$(0.02)	$0.11
Year ended December 31, 2010	$5.66	$0.15	$(0.04)	$0.11
Davis Government Bond Fund Class B:
Year ended December 31, 2014	$5.39	$(0.01)[d]	$0.03	$0.02
Year ended December 31, 2013	$5.53	$(0.07)[d]	$(0.07)	$(0.14)
Year ended December 31, 2012	$5.58	$(0.03)[d]	$0.02	$(0.01)
Year ended December 31, 2011	$5.60	$0.08	$(0.02)	$0.06
Year ended December 31, 2010	$5.65	$0.10	$(0.05)	$0.05
Davis Government Bond Fund Class C:
Year ended December 31, 2014	$5.42	$(0.01)[d]	$0.03	$0.02
Year ended December 31, 2013	$5.55	$(0.07)[d]	$(0.06)	$(0.13)
Year ended December 31, 2012	$5.60	$(0.03)[d]	$0.02	$(0.01)
Year ended December 31, 2011	$5.62	$0.08	$(0.02)	$0.06
Year ended December 31, 2010	$5.66	$0.10	$(0.04)	$0.06

Financial Highlights

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[a]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[b]	Net Investment Income (Loss) Ratio	Portfolio Turnover[c]

$(0.02)	$(3.81)	$–	$(3.83)	$31.73	7.31%[f]	$305,755	0.97%	0.97%	0.01%	40%
$(0.06)	$–	$–	$(0.06)	$33.20	42.03%[f]	$311,241	0.98%	0.98%	0.34%	47%
$(0.32)	$–	$–	$(0.32)	$23.42	12.18%	$220,539	1.02%	1.02%	0.83%	19%
$(0.59)	$–	$–	$(0.59)	$21.16	(3.63)%	$235,743	1.02%	1.02%	0.90%	53%
$(0.29)	$–	$–	$(0.29)	$22.57	13.92%[f]	$296,880	1.05%	1.05%	1.18%	24%

$–	$(3.81)	$–	$(3.81)	$26.11	6.25%[f]	$4,158	1.92%	1.92%	(0.94)%	40%
$–	$–	$–	$–	$28.22	40.75%[f]	$7,228	1.95%	1.95%	(0.63)%	47%
$(0.08)	$–	$–	$(0.08)	$20.05	11.03%	$8,546	2.01%	2.01%	(0.16)%	19%
$(0.32)	$–	$–	$(0.32)	$18.13	(4.61)%	$12,228	1.98%	1.98%	(0.06)%	53%
$(0.09)	$–	$–	$(0.09)	$19.34	12.91%[f]	$19,593	1.99%	1.99%	0.24%	24%

$–	$(3.81)	$–	$(3.81)	$27.79	6.47%[f]	$103,635	1.75%	1.75%	(0.77)%	40%
$–	$–	$–	$–	$29.74	40.95%[f]	$100,034	1.78%	1.78%	(0.46)%	47%
$(0.13)	$–	$–	$(0.13)	$21.10	11.23%	$76,682	1.82%	1.82%	0.03%	19%
$(0.36)	$–	$–	$(0.36)	$19.08	(4.40)%	$87,674	1.82%	1.82%	0.10%	53%
$(0.12)	$–	$–	$(0.12)	$20.34	13.06%[f]	$116,235	1.84%	1.84%	0.39%	24%

$(0.11)	$(3.81)	$–	$(3.92)	$32.77	7.58%[f]	$169,390	0.72%	0.72%	0.26%	40%
$(0.13)	$–	$–	$(0.13)	$34.17	42.40%[f]	$104,297	0.74%	0.74%	0.58%	47%
$(0.39)	$–	$–	$(0.39)	$24.09	12.40%	$61,172	0.77%	0.77%	1.08%	19%
$(0.66)	$–	$–	$(0.66)	$21.77	(3.38)%	$171,853	0.77%	0.77%	1.15%	53%
$(0.36)	$–	$–	$(0.36)	$23.22	14.31%[f]	$183,554	0.75%	0.75%	1.48%	24%

$(0.06)	$–	$–	$(0.06)	$5.42	1.14%	$43,232	0.90%	0.90%	0.64%	53%
$(0.05)	$–	$–	$(0.05)	$5.42	(1.52)%	$58,280	0.81%	0.81%	(0.41)%	26%
$(0.09)	$–	$–	$(0.09)	$5.55	0.67%	$95,888	0.70%	0.70%	0.27%	28%
$(0.13)	$–	$–	$(0.13)	$5.60	2.01%	$108,955	0.74%	0.74%	1.49%	27%
$(0.15)	$–	$–	$(0.15)	$5.62	1.95%	$112,118	0.75%	0.75%	2.00%	33%

$(0.01)	$–	$–	$(0.01)	$5.40	0.33%	$2,207	1.80%	1.80%	(0.26)%	53%
$–	$–	$–	$–	$5.39	(2.53)%	$3,409	1.72%	1.72%	(1.32)%	26%
$(0.04)	$–	$–	$(0.04)	$5.53	(0.20)%	$7,707	1.63%	1.63%	(0.66)%	28%
$(0.08)	$–	$–	$(0.08)	$5.58	1.09%	$10,970	1.66%	1.66%	0.57%	27%
$(0.10)	$–	$–	$(0.10)	$5.60	0.84%	$14,021	1.65%	1.65%	1.10%	33%

$(0.02)	$–	$–	$(0.02)	$5.42	0.31%	$10,113	1.69%	1.69%	(0.15)%	53%
$–[e]	$–	$–	$–[e]	$5.42	(2.34)%	$13,973	1.63%	1.63%	(1.23)%	26%
$(0.04)	$–	$–	$(0.04)	$5.55	(0.15)%	$23,673	1.57%	1.57%	(0.60)%	28%
$(0.08)	$–	$–	$(0.08)	$5.60	1.16%	$28,729	1.59%	1.59%	0.64%	27%
$(0.10)	$–	$–	$(0.10)	$5.62	1.10%	$34,572	1.56%	1.56%	1.19%	33%

DAVIS SERIES, INC.

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Government Bond Fund Class Y:
Year ended December 31, 2014	$5.46	$0.06[d]	$0.03	$0.09
Year ended December 31, 2013	$5.60	$– [d,e]	$(0.07)	$(0.07)
Year ended December 31, 2012	$5.64	$0.03[d]	$0.03	$0.06
Year ended December 31, 2011	$5.66	$0.14	$(0.02)	$0.12
Year ended December 31, 2010	$5.70	$0.16	$(0.04)	$0.12
Davis Government Money Market Fund Class A, B, C, and Y:
Year ended December 31, 2014	$1.000	$–[g]	$–	$–[g]
Year ended December 31, 2013	$1.000	$–[g]	$–	$–[g]
Year ended December 31, 2012	$1.000	$–[g]	$–	$–[g]
Year ended December 31, 2011	$1.000	$–[g]	$–	$–[g]
Year ended December 31, 2010	$1.000	$–[g]	$–	$–[g]
Davis Financial Fund Class A:
Year ended December 31, 2014	$39.20	$0.29[d]	$4.80	$5.09
Year ended December 31, 2013	$30.41	$0.29[d]	$9.26	$9.55
Year ended December 31, 2012	$26.36	$0.28[d]	$4.51	$4.79
Year ended December 31, 2011	$31.76	$0.27[d]	$(3.17)	$(2.90)
Year ended December 31, 2010	$28.76	$0.23[d]	$3.00	$3.23
Davis Financial Fund Class B:
Year ended December 31, 2014	$32.82	$(0.11)[d]	$3.99	$3.88
Year ended December 31, 2013	$25.70	$(0.08)[d]	$7.77	$7.69
Year ended December 31, 2012	$22.35	$(0.05)[d]	$3.81	$3.76
Year ended December 31, 2011	$27.27	$(0.06)[d]	$(2.72)	$(2.78)
Year ended December 31, 2010	$24.79	$(0.08)[d]	$2.56	$2.48
Davis Financial Fund Class C:
Year ended December 31, 2014	$33.97	$(0.06)[d]	$4.14	$4.08
Year ended December 31, 2013	$26.53	$(0.04)[d]	$8.05	$8.01
Year ended December 31, 2012	$23.06	$0.01[d]	$3.92	$3.93
Year ended December 31, 2011	$28.05	$(0.01)[d]	$(2.78)	$(2.79)
Year ended December 31, 2010	$25.44	$(0.03)[d]	$2.64	$2.61
Davis Financial Fund Class Y:
Year ended December 31, 2014	$40.18	$0.35[d]	$4.95	$5.30
Year ended December 31, 2013	$31.15	$0.35[d]	$9.51	$9.86
Year ended December 31, 2012	$27.00	$0.34[d]	$4.62	$4.96
Year ended December 31, 2011	$32.48	$0.30[d]	$(3.22)	$(2.92)
Year ended December 31, 2010	$29.40	$0.25[d]	$3.09	$3.34
Davis Appreciation & Income Fund Class A:
Year ended December 31, 2014	$34.53	$0.38[d]	$1.48	$1.86
Year ended December 31, 2013	$27.23	$0.40[d]	$7.30	$7.70
Year ended December 31, 2012	$25.54	$0.44[d]	$1.71	$2.15
Year ended December 31, 2011	$28.08	$0.45[d]	$(2.53)	$(2.08)
Year ended December 31, 2010	$23.70	$0.40[d]	$4.38	$4.78

Financial Highlights – (Continued)

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[a]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[b]	Net Investment Income (Loss) Ratio	Portfolio Turnover[c]

$(0.08)	$–	$–	$(0.08)	$5.47	1.73%	$26,925	0.50%	0.50%	1.04%	53%
$(0.07)	$–	$–	$(0.07)	$5.46	(1.34)%	$25,409	0.47%	0.47%	(0.07)%	26%
$(0.10)	$–	$–	$(0.10)	$5.60	1.11%	$23,999	0.44%	0.44%	0.53%	28%
$(0.14)	$–	$–	$(0.14)	$5.64	2.16%	$3,821	0.60%	0.60%	1.63%	27%
$(0.16)	$–	$–	$(0.16)	$5.66	2.11%	$3,416	0.58%	0.58%	2.17%	33%

$–[g]	$–	$–	$–[g]	$1.000	0.03%	$234,337	0.62%	0.07%	0.04%	NA
$–[g]	$–	$–	$–[g]	$1.000	0.04%	$334,405	0.64%	0.09%	0.04%	NA
$–[g]	$–	$–	$–[g]	$1.000	0.04%	$261,244	0.63%	0.16%	0.04%	NA
$–[g]	$–	$–	$–[g]	$1.000	0.03%	$240,424	0.63%	0.12%	0.03%	NA
$–[g]	$–	$–	$–[g]	$1.000	0.02%	$320,687	0.61%	0.21%	0.02%	NA

$(0.28)	$(4.42)	$–	$(4.70)	$39.59	13.01%	$560,905	0.86%	0.86%	0.72%	32%
$(0.19)	$(0.57)	$–	$(0.76)	$39.20	31.45%	$538,410	0.88%	0.88%	0.83%	0%[h]
$(0.33)	$(0.41)	$–	$(0.74)	$30.41	18.15%	$426,149	0.91%	0.91%	0.96%	10%
$(0.47)	$(2.03)	$–	$(2.50)	$26.36	(9.02)%	$377,885	0.91%	0.91%	0.87%	12%
$(0.23)	$–	$–	$(0.23)	$31.76	11.25%	$487,948	0.95%	0.95%	0.79%	2%

$–	$(4.42)	$–	$(4.42)	$32.28	11.84%	$4,800	1.92%	1.92%	(0.34)%	32%
$–	$(0.57)	$–	$(0.57)	$32.82	29.97%	$5,751	1.99%	1.99%	(0.28)%	0%[h]
$–	$(0.41)	$–	$(0.41)	$25.70	16.81%	$5,504	2.09%	2.09%	(0.22)%	10%
$(0.11)	$(2.03)	$–	$(2.14)	$22.35	(10.09)%	$6,483	2.02%	2.02%	(0.24)%	12%
$–	$–	$–	$–	$27.27	10.00%	$11,103	2.07%	2.07%	(0.33)%	2%

$–	$(4.42)	$–	$(4.42)	$33.63	12.03%	$79,140	1.76%	1.76%	(0.18)%	32%
$–	$(0.57)	$–	$(0.57)	$33.97	30.24%	$70,174	1.79%	1.79%	(0.08)%	0%[h]
$(0.05)	$(0.41)	$–	$(0.46)	$26.53	17.04%	$50,844	1.84%	1.84%	0.03%	10%
$(0.17)	$(2.03)	$–	$(2.20)	$23.06	(9.85)%	$52,859	1.81%	1.81%	(0.03)%	12%
$–	$–	$–	$–	$28.05	10.26%	$70,964	1.86%	1.86%	(0.12)%	2%

$(0.36)	$(4.42)	$–	$(4.78)	$40.70	13.20%	$89,443	0.70%	0.70%	0.88%	32%
$(0.26)	$(0.57)	$–	$(0.83)	$40.18	31.71%	$59,236	0.71%	0.71%	1.00%	0%[h]
$(0.40)	$(0.41)	$–	$(0.81)	$31.15	18.33%	$31,623	0.72%	0.72%	1.15%	10%
$(0.53)	$(2.03)	$–	$(2.56)	$27.00	(8.90)%	$26,607	0.75%	0.75%	1.03%	12%
$(0.26)	$–	$–	$(0.26)	$32.48	11.37%	$20,989	0.86%	0.86%	0.88%	2%

$(0.37)	$–	$–	$(0.37)	$36.02	5.37%	$217,723	0.87%	0.87%	1.05%	20%
$(0.40)	$–	$–	$(0.40)	$34.53	28.44%	$211,772	0.93%	0.93%	1.31%	18%
$(0.46)	$–	$–	$(0.46)	$27.23	8.44%	$244,543	0.95%	0.95%	1.64%	11%
$(0.46)	$–	$–	$(0.46)	$25.54	(7.45)%	$269,626	0.93%	0.93%	1.61%	20%
$(0.40)	$–	$–	$(0.40)	$28.08	20.34%	$317,324	0.94%	0.94%	1.58%	20%

DAVIS SERIES, INC.

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Appreciation & Income Fund Class B:
Year ended December 31, 2014	$34.15	$0.02[d]	$1.46	$1.48
Year ended December 31, 2013	$26.93	$0.11[d]	$7.22	$7.33
Year ended December 31, 2012	$25.27	$0.19[d]	$1.68	$1.87
Year ended December 31, 2011	$27.78	$0.19[d]	$(2.49)	$(2.30)
Year ended December 31, 2010	$23.44	$0.16[d]	$4.35	$4.51
Davis Appreciation & Income Fund Class C:
Year ended December 31, 2014	$34.69	$0.07[d]	$1.49	$1.56
Year ended December 31, 2013	$27.36	$0.15[d]	$7.33	$7.48
Year ended December 31, 2012	$25.67	$0.23[d]	$1.70	$1.93
Year ended December 31, 2011	$28.22	$0.22[d]	$(2.53)	$(2.31)
Year ended December 31, 2010	$23.81	$0.19[d]	$4.42	$4.61
Davis Appreciation & Income Fund Class Y:
Year ended December 31, 2014	$34.68	$0.42[d]	$1.50	$1.92
Year ended December 31, 2013	$27.34	$0.45[d]	$7.35	$7.80
Year ended December 31, 2012	$25.65	$0.50[d]	$1.71	$2.21
Year ended December 31, 2011	$28.21	$0.51[d]	$(2.55)	$(2.04)
Year ended December 31, 2010	$23.80	$0.44[d]	$4.43	$4.87
Davis Real Estate Fund Class A:
Year ended December 31, 2014	$28.41	$0.40[d]	$7.42	$7.82
Year ended December 31, 2013	$29.25	$0.42[d]	$(0.90)	$(0.48)
Year ended December 31, 2012	$25.31	$0.39[d]	$3.87	$4.26
Year ended December 31, 2011	$23.38	$0.31[d]	$1.94	$2.25
Year ended December 31, 2010	$19.79	$0.30[d]	$3.65	$3.95
Davis Real Estate Fund Class B:
Year ended December 31, 2014	$28.04	$0.05[d]	$7.31	$7.36
Year ended December 31, 2013	$28.86	$0.10[d]	$(0.88)	$(0.78)
Year ended December 31, 2012	$24.98	$0.07[d]	$3.83	$3.90
Year ended December 31, 2011	$23.08	$0.03[d]	$1.91	$1.94
Year ended December 31, 2010	$19.55	$0.08[d]	$3.57	$3.65
Davis Real Estate Fund Class C:
Year ended December 31, 2014	$28.41	$0.11[d]	$7.43	$7.54
Year ended December 31, 2013	$29.25	$0.16[d]	$(0.90)	$(0.74)
Year ended December 31, 2012	$25.31	$0.16[d]	$3.86	$4.02
Year ended December 31, 2011	$23.38	$0.10[d]	$1.95	$2.05
Year ended December 31, 2010	$19.80	$0.12[d]	$3.64	$3.76
Davis Real Estate Fund Class Y:
Year ended December 31, 2014	$28.78	$0.44[d]	$7.56	$8.00
Year ended December 31, 2013	$29.63	$0.49[d]	$(0.91)	$(0.42)
Year ended December 31, 2012	$25.64	$0.46[d]	$3.93	$4.39
Year ended December 31, 2011	$23.69	$0.36[d]	$1.98	$2.34
Year ended December 31, 2010	$20.05	$0.33[d]	$3.75	$4.08
[a]
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

[b]	The ratios in this column reflect the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements and/or waivers from the Adviser.
[c]
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

[d]	Per share calculations were based on average shares outstanding for the period.

Financial Highlights – (Continued)

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[a]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[b]	Net Investment Income (Loss) Ratio	Portfolio Turnover[c]

$(0.06)	$–	$–	$(0.06)	$35.57	4.32%	$4,289	1.87%	1.87%	0.05%	20%
$(0.11)	$–	$–	$(0.11)	$34.15	27.26%	$7,940	1.88%	1.88%	0.36%	18%
$(0.21)	$–	$–	$(0.21)	$26.93	7.39%	$9,710	1.89%	1.89%	0.70%	11%
$(0.21)	$–	$–	$(0.21)	$25.27	(8.31)%	$13,604	1.84%	1.84%	0.70%	20%
$(0.17)	$–	$–	$(0.17)	$27.78	19.31%	$18,850	1.85%	1.85%	0.67%	20%

$(0.10)	$–	$–	$(0.10)	$36.15	4.48%	$66,212	1.72%	1.72%	0.20%	20%
$(0.15)	$–	$–	$(0.15)	$34.69	27.40%	$64,616	1.74%	1.74%	0.50%	18%
$(0.24)	$–	$–	$(0.24)	$27.36	7.54%	$60,770	1.75%	1.75%	0.84%	11%
$(0.24)	$–	$–	$(0.24)	$25.67	(8.21)%	$68,768	1.74%	1.74%	0.80%	20%
$(0.20)	$–	$–	$(0.20)	$28.22	19.43%	$85,427	1.76%	1.76%	0.76%	20%

$(0.42)	$–	$–	$(0.42)	$36.18	5.52%	$38,551	0.72%	0.72%	1.20%	20%
$(0.46)	$–	$–	$(0.46)	$34.68	28.70%	$20,679	0.75%	0.75%	1.49%	18%
$(0.52)	$–	$–	$(0.52)	$27.34	8.62%	$21,765	0.75%	0.75%	1.84%	11%
$(0.52)	$–	$–	$(0.52)	$25.65	(7.30)%	$25,514	0.74%	0.74%	1.80%	20%
$(0.46)	$–	$–	$(0.46)	$28.21	20.66%	$30,878	0.73%	0.73%	1.79%	20%

$(0.44)	$–	$–	$(0.44)	$35.79	27.68%	$198,029	0.96%	0.96%	1.21%	53%
$(0.36)	$–	$–	$(0.36)	$28.41	(1.67)%	$172,531	0.98%	0.98%	1.40%	75%
$(0.32)	$–	$–	$(0.32)	$29.25	16.86%	$206,497	1.01%	1.01%	1.38%	50%
$(0.32)	$–	$–	$(0.32)	$25.31	9.69%	$180,770	1.08%	1.08%	1.26%	68%
$(0.36)	$–	$–	$(0.36)	$23.38	20.09%	$246,372	1.11%	1.11%	1.36%	43%

$(0.08)	$–	$–	$(0.08)	$35.32	26.30%	$2,394	2.05%	2.05%	0.12%	53%
$(0.04)	$–	$–	$(0.04)	$28.04	(2.71)%	$3,041	2.06%	2.06%	0.32%	75%
$(0.02)	$–	$–	$(0.02)	$28.86	15.60%	$4,250	2.11%	2.11%	0.28%	50%
$(0.04)	$–	$–	$(0.04)	$24.98	8.42%	$4,252	2.19%	2.19%	0.15%	68%
$(0.12)	$–	$–	$(0.12)	$23.08	18.73%	$5,645	2.20%	2.20%	0.27%	43%

$(0.16)	$–	$–	$(0.16)	$35.79	26.58%	$27,851	1.84%	1.84%	0.33%	53%
$(0.10)	$–	$–	$(0.10)	$28.41	(2.54)%	$24,243	1.85%	1.85%	0.53%	75%
$(0.08)	$–	$–	$(0.08)	$29.25	15.90%	$29,102	1.86%	1.86%	0.53%	50%
$(0.12)	$–	$–	$(0.12)	$25.31	8.80%	$26,408	1.89%	1.89%	0.45%	68%
$(0.18)	$–	$–	$(0.18)	$23.38	19.07%	$30,034	1.92%	1.92%	0.55%	43%

$(0.52)	$–	$–	$(0.52)	$36.26	27.96%	$33,548	0.74%	0.74%	1.43%	53%
$(0.43)	$–	$–	$(0.43)	$28.78	(1.45)%	$19,456	0.76%	0.76%	1.62%	75%
$(0.40)	$–	$–	$(0.40)	$29.63	17.14%	$21,868	0.76%	0.76%	1.63%	50%
$(0.39)	$–	$–	$(0.39)	$25.64	9.97%	$18,605	0.79%	0.79%	1.55%	68%
$(0.44)	$–	$–	$(0.44)	$23.69	20.52%	$18,498	0.77%	0.77%	1.70%	43%
[e]	Less than $0.005 per share.
[f]
Davis Opportunity Fund's performance benefited from IPO purchases, adding approximately 1% to the Fund's total return in 2014, approximately 3% to the Fund's total return in 2013, and approximately 2% to the Fund's total return in 2010. After purchase, the IPOs rapidly increased in value. The Adviser purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences. Such performance may not continue in the future.

[g]	Less than $0.0005 per share.
[h]	Less than 0.50%.

See Notes to Financial Statements

DAVIS SERIES, INC.	Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Davis Series, Inc.:

We have audited the accompanying statements of assets and liabilities of Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund (each a series of Davis Series, Inc.) including the schedules of investments, as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
February 23, 2015

DAVIS SERIES, INC.	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We may also gather information through the use of "cookies" when you visit our website. These files help us to recognize repeat visitors and allow easy access to and use of the website. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Funds will mail only one copy of each prospectus, Annual, and Semi-Annual Report to shareholders having the same last name and address on the Funds' records. The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Davis Funds by phone at 1-800-279-0279. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Funds receive your request to stop householding.

DAVIS SERIES, INC.	Directors and Officers

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Director serves until their retirement, resignation, death, or removal. Subject to exceptions and exemptions, which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-four (74).

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors

Marc P. Blum (09/09/42)	Director	Director since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon Feinblatt LLC (law firm).	13	Director, Rodney Trust Company (trust and asset management company).

John S. Gates, Jr. (08/02/53)	Director	Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC (private investment company).	13	Director, DCT Industrial Trust (REIT); Chairman, Regional Transportation Authority of Chicago (public transportation system).

Thomas S. Gayner (12/16/61)	Director/ Chairman	Director since 2004	President and Chief Investment Officer, Markel Corp. (diversified financial holding company).	13	Director, Graham Holdings Company (publishing company); Director, Colfax Corp. (engineering and manufacturer of pumps and fluid handling equipment).

Samuel H. Iapalucci (07/19/52)	Director	Director since 2006	Retired; Executive Vice President and Chief Financial Officer, CH2M- HILL Companies, Ltd. (engineering) until 2008.	13	Director, exp Global Inc. (engineering).

Robert P. Morgenthau (03/22/57)	Director	Director since 2002	Principal, Spears Abacus Advisors, LLC (investment management firm) since 2011; Chairman, NorthRoad Capital Management, LLC (investment management firm) 2002-2011.	13	none

Marsha Williams (03/28/51)	Director	Director since 1999	Retired; Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-services provider) 2007-2010.	13
Director, Modine
Manufacturing Company (heat
transfer technology); Director,
Chicago Bridge & Iron
Company, N.V. (industrial
construction and engineering);
Director, Fifth Third Bancorp (diversified financial services).

DAVIS SERIES, INC.	Directors and Officers – (Continued)

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Interested Directors*

Andrew A. Davis (06/25/63)	Director	Director since 1997	President or Vice President of each Davis Fund and Selected Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	16	Director, Selected Funds (consisting of two portfolios) since 1998; Trustee of Clipper Funds Trust (consisting of one portfolio) since 2014.

Christopher C. Davis (07/13/65)	Director	Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser's general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer).	16	Director, Selected Funds (consisting of two portfolios) since 1998; Trustee of Clipper Funds Trust (consisting of one portfolio) since 2014; Director, Graham Holdings Company (publishing company).

*Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Interested Directors.

Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Interested Directors.

Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 09/25/66, Davis Funds officer since 1997). Vice President and Chief Compliance Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Ryan M. Charles (born 07/25/78, Davis Funds officer since 2014). Vice President and Secretary of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Vice President, Chief Legal Officer, and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Arthur Don (born 09/24/53, Davis Funds officer since 1991). Assistant Secretary (for clerical purposes only) of each of the Davis Funds and Selected Funds; Shareholder, Greenberg Traurig, LLP (law firm); counsel to the Independent Directors and the Davis Funds.

DAVIS SERIES, INC.

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as "Davis Advisors")
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
Boston Financial Data Services, Inc.
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

Overnight Address:
30 Dan Road
Canton, Massachusetts 02021-2809

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
1225 Seventeenth Street, Suite 800
Denver, Colorado 80202

For more information about Davis Series, Inc., including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Funds' Statement of Additional Information contains additional information about the Funds' Directors and is available without charge, upon request, by calling 1-800-279-0279 and on the Funds' website at www.davisfunds.com. Quarterly Fact Sheets are available on the Funds' website at www.davisfunds.com.

ITEM 2.  CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the code of ethics is filed as an exhibit to this form N-CSR.

No waivers were granted to this code of ethics during the period covered by this report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's board of directors has determined that independent trustee Marsha Williams qualifies as the "audit committee financial expert", as defined in Item 3 of form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)
Audit Fees.  The aggregate Audit Fees billed by KPMP LLP ("KPMG") for professional services rendered for the audits of the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ends December 31, 2014 and December 31, 2013 were $159,000 and $155,040, respectively.

(b)
Audit-Related Fees.  The aggregate Audit-Related Fees billed by KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the fund financial statements, but not reported as Audit Fees fore fiscal year ends December 31, 2014 and December 31, 2013 were $0 and $0, respectively.

(c)
Tax Fees.  The aggregate Tax Fees billed by KPMG for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ends December 31, 2014 and December 31, 2013 were $42,405 and $38,610, respectively.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audit.  These services include preparation of tax returns, tax advice related to mergers and a review of the fund income and capital gain distributions.

(d)
All Other Fees.  The aggregate Other Fees billed by KPMG for all other non-audit services rendered to the fund for the fiscal year ends December 31, 2014 and December 31, 2013 were $0 and $0, respectively.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures.

The fund Audit Committee must pre-approve all audit and non-audit services provided by the independent  t accountant relating to the operations or financial reporting of the funds.  Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The fund Audit Committee has adopted a policy whereby audit and non-audit services performed by the fund independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings.  If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

    (2)  No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-1 of Regulation S-X.

(f)	Not applicable

(g)
The Funds' independent accountant did not provide any services to the investment advisor or any affiliate for the fiscal years ended December 31, 2014 and December 31, 2013.  The fund has not paid any fees for non-audit not previously disclosed in items 4 (b) – (d).

(h)
The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.  No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.  SCHEDULE OF INVESTMENTS

Not Applicable.  The complete Schedule of Investments is included in Item 1 of this for N-CSR

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11.  CONTROLS AND PROCUDURES

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls.

ITEM 12.  EXHIBITS

(a)	(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this form N-CSR.

(a)	(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(a)	(3) Not applicable

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DAVIS SERIES, INC.

By            /s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date:  February 23, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By            /s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date:  February 23, 2015

By            /s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer

Date:  February 23, 2015